Exhibit 10.56

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

ID&T/SFX NORTH AMERICA LLC

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT (this “Agreement”) of ID&T/SFX North America LLC (f/k/a ID&T North America, LLC), a Delaware limited liability company (the “Company”), is made as of March     , 2013, between the Company, ID&T International Holding B.V., a Dutch limited liability company (“ID&T”), and SFX-IDT N.A. Holding LLC, a Delaware limited liability company (“SFX” and, collectively with ID&T, the “Members”; the Members and the Company, collectively, the “Parties”), pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.), as amended from time to time (the “Act”).

A.                                    On October 26, 2012, SFX Entertainment, Inc. (f/k/a SFX Holding Corporation), a Delaware corporation (“SFX Parent”), and ID&T Holding B.V. entered into an agreement (as amended on March      2013, a complete copy of which is attached hereto as Exhibit B, the “JV Agreement”) that provided for, among other things, the creation of the Company as a joint venture.

B.                                    On December 21, 2012 (the “Formation Date”), ID&T formed the Company for the purpose of conducting the Company’s business in accordance with the JV Agreement.

C.                                    On the Formation Date, the Company’s certificate of formation (the “Original Certificate of Formation”) was filed and ID&T and the Company entered into a limited liability company operating agreement of the Company (the “Original LLC Agreement”).

D.                                    The Company filed an amendment, dated March 1, 2013, to the Original Certificate of Formation (the “Original Certificate of Formation Amendment”; the Original Certificate of Formation, as amended by the Original Certificate of Formation Amendment, each as might be amended, the “Certificate of Formation”), pursuant to which the Company’s name was changed from “ID&T North America, LLC” to “ID&T/SFX North America LLC.”

E.                                     The Parties desire to amend and restate the Original LLC Agreement to reflect the admission of SFX as a Member, and to set forth together with the terms of the JV Agreement, (1) the manner in which the business and affairs of the Company will be managed and (2) the Parties’ respective rights, duties, and obligations with respect to the Company.

The Parties therefore hereby agree as follows:

1.                                      Name. The name of the limited liability company is ID&T/SFX North America LLC.

2.                                      Purposes. The Company has the power to engage in any lawful act or activity for which limited liability companies may be formed under the Act.

3.                                      Powers. The Company shall have the power to do any and all acts reasonably necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purpose and business described herein and for the protection and benefit of the Company.

4.                                      Principal Business Office. The principal business office of the Company shall be located at such location as may hereafter be determined by the Members.

5.                                      Registered Office.  The address of the registered office of the Company in the State of Delaware is c/o Corporation Services Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.

6.                                      Registered Agent. The name and address of the registered agent in Delaware for service of process is Corporation Services Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.

7.                                      Members.

(a)                                 The respective names, mailing addresses, and number of Units held by the Members are set forth in Exhibit A.

(b)                                 “Units” means any units representing Membership Interests that the Company might issue from time to time. Any reference herein to a “Unit” is deemed to also be a reference to the Membership Interest represented by such Unit.

(c)                                  “Membership Interest” means, with respect to a Member, such Member’s entire ownership interest in the Company, all rights to vote and otherwise participate in the affairs of the Company, as applicable, and the rights to all benefits to which such Member is entitled as provided herein or in the JV Agreement (or both), together with the obligations of such Member to comply with all of the terms hereof and of the JV Agreement.

8.                                      Limited Liability. Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Members shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a member of the Company.

9.                                      Officers.  The Members hereby appoint Ritty van Straalen and Sheldon Finkel as Co-Chief Executive Officers and Richard Rosenstein as Chief Financial Officer, each to have such responsibilities and authorities as are described in the JV Agreement.

10.                               JV Agreement Controls. Notwithstanding anything to the contrary in this Agreement, (a) the terms of the JV Agreement to apply and are binding upon the Parties as if set forth herein in their entirety and (b) to the extent the terms of the JV Agreement are (or are interpreted or construed to be) inconsistent with the terms of this Agreement, the terms of the JV Agreement control.

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11.                               Separability of Provisions. Each provision of this Agreement shall be considered separable, and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal.

12.                               Entire Agreement. This Agreement, the Certificate of Formation, and the JV Agreement (a) collectively set forth the entire understanding of the Parties with respect to the subject matter hereof and (b) supersede any and all other agreements and understandings between any of the Parties regarding the subject matter hereof or thereof, whether written or oral.  Without limiting the generality of the immediately foregoing sentence, any unsigned drafts of the Company’s operating agreement (or of any portion of the Company’s operating agreement) are not to affect the interpretation or construction of this Agreement or the JV Agreement.

13.                               Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

14.                               Amendments. This Agreement may not be modified, altered, supplemented or amended except pursuant to a written agreement executed and delivered by the Parties.

15.                               Interpretation; Construction.

(a)                                 The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement is not to affect the construction and interpretation hereof.

(b)                                 Except as otherwise expressly provided herein: (i) the terms “hereof,” “herein,” “hereunder,” “hereby,” “hereto,” “herewith” and words of similar import are to be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) a reference herein to a Section or an Exhibit is a reference to a Section or an Exhibit, respectively, of or to this Agreement; and (iii) the words “include,” “includes,” and “including” as used herein are deemed to be followed by the words “without limitation”.

16.                               Signed Writings. Emails, including emails that bear an electronic “signature block” identifying the sender, do not constitute signed writings for purposes hereof.

17.                               Captions. All captions contained herein are for convenience of reference only, do not form a part hereof, and are not to affect in any way the meaning or interpretation hereof.

18.                               Counterparts. This Agreement can be executed in multiple counterparts, each of which when executed and delivered will thereby be deemed to be an original and all of which counterparts taken together will constitute one and the same instrument. The delivery of

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this Agreement can be effected by means of an exchange of facsimile or portable document format (.pdf) signatures.

[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first written above.

Member:

ID&T INTERNATIONAL HOLDING B.V.

By:	/s/ Chris van Overbeeke
	Name:	Chris van Overbeeke
	Title:	CFO

By:	/s/ Wildrik Timmerman
	Name:	Wildrik Timmerman
	Title:	Authorized Signatory

Signature page to Amended and Restated Limited Liability Company Operating Agreement of

ID&T/SFX North America LLC

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first written above.

Member:

SFX-IDT N.A. HOLDING LLC

By:	/s/ Shelly Finkel
Name: Shelly Finkel
Title: President

Signature page to Amended and Restated Limited Liability Company Operating Agreement of

ID&T/SFX North America LLC

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first written above.

Company:

ID&T/SFX NORTH AMERICA LLC

By:	/s/ Shelly Finkel
Name: Shelly Finkel
Title: Chief Executive Officer

Signature page to Amended and Restated Limited Liability Company Operating Agreement of

ID&T/SFX North America LLC

Exhibit A

Member	Address	Number of Units
ID&T International Holding B.V.

ID&T International Holding B.V.
De Entree 300
1101 EE AMSTERDAM
Attention: Chris van Overbeeke
Facsimile: +31 (0)20 - 851 06 99

With a copy to:

DLA Piper
1261 Avenue of the Americas
New York, NY 10020-1104
Attention: Jonathan Klein
Facsimile: (212) 884-8502

49 Units

SFX-IDT N.A. Holding LLC	SFX-IDT N.A. Holding LLC 430 Park Avenue 6th Floor New York, NY 10022 With a copy to: Reed Smith LLP 599 Lexington Avenue New York, NY 10022 Attention: Aron Izower Facsimile: (212) 549-5450	51 Units

Exhibit B

JV Agreement

[see attached]

ID&T HOLDING B.V.

October 26, 2012

SFX Holdings Corporation

650 Madison Avenue

New York, NY 10022

Re:          Binding Term Sheet

Gentlemen:

Reference is made to the Binding term Sheet (the “Term Sheet”), dated as of October 26, 2012, between ID&T Holding BV (“ID&T”) and SFX Holdings Corporation (“SFX”).  Unless otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Term Sheet.

Among other things, the Term Sheet establishes certain license fees payable by the JV to ID&T with respect to the use of the Brands at Events.  Anything contained in the Term Sheet to the contrary notwithstanding, in the event that ID&T reasonably determines that, in order to create a more advantageous tax treatment for ID&T with respect to the transactions contemplated by the Term Sheet, it is necessary for such license fees to be increased: (i) the parties will agree to increase those license fees and (ii) SFX shall be appropriately compensated therefore.

Very truly yours,

ID&T Holdings B.V.

		By:	/s/ Duncan Strutterheim
Duncan Strutterheim

/s/ W.W. Tavecchio
W.W. Tavecchio

Agreed and Acknowledged;

SFX Holdings Corporation

By:	/s/ Shelly Finkel
President

EXECUTION VERSION

BINDING TERM SHEET

Dated as of October 26, 2012 (the “Effective Date”)

Proprietary and Confidential

Information provided in this term sheet (this “Term Sheet”) is considered “Confidential Information” as defined in the Mutual Confidentiality and Non-Circumvention Agreement, dated as of October [***],2012 (the “Confidentiality Agreement”). By receiving this Term Sheet and any other information related to the Transactions, each of SFX Holding Corporation (“SFX”) and ID&T Holding B.V. (“ID&T” and, collectively with SFX, the “Parties”) agrees keep this information confidential and not disclose the information to any third party, other than such Party’s representatives that will help such Party evaluate the Transactions, without the written consent of the other Party, and each Party agrees that such Party will safeguard the information with the same degree of care that such Party safeguards such Party’s own confidential information, but in any event with no less than reasonable care. Each Party will not use the information in any manner (other than for purposes of evaluating whether to enter into the Transactions) without the prior written consent of the other Party; except that each Party is permitted to disclose or use information to the extent permitted by the Confidentiality Agreement, including, without limitation, disclosing information as might be required by applicable law.

THE TRANSACTIONS:

The Parties will enter into a joint venture or partnership (the “JV”) whereby SFX shall be entitled to an equity interest of 51% (with ID&T retaining 49%) of the ID&T business in Canada, Mexico, and the United States (collectively, “North America”) as set out in more detail in this Term Sheet.

The Parties will enter into an acquisition agreement (the “Acquisition Agreement”) and a joint venture agreement (the “JVA”). Pursuant to the Acquisition Agreement, among other things, the following will occur:

•      At the Closing, ID&T will enter into an exclusive license agreement (the “License Agreement”) with the JV, pursuant to which, among other things, ID&T will grant the JV an exclusive (even as to ID&T) license (or, with respect to Subsidiary-Held Brands and those Brands that ID&T licenses from another person, a sublicense) to use in North America all brands that ID&T (directly or through an ID&T subsidiary) has (or in the future obtains) the rights to use in North America, including, without limitation, those brands that are listed in Exhibit A and including “Sensation,” “Mysteryland,” “Qlimax,” “DefQonl,” and the Q-Dance brands, and whether in existence now or hereafter developed or acquired, and the trademarks, trade names, and similar intellectual property relating to the brands (collectively, the “Brands”), on the conditions as more fully described below. To the extent that a Brand is owned or licensed by a majority owned subsidiary of ID&T (any such Brand, a “Subsidiary-Held Brand”), ID&T will cause such subsidiary to license such Subsidiary-Held Brand (or such subsidiary’s rights therein, as applicable) to ID&T so that it will be subject to the License Agreement. For avoidance of doubt: (I) with respect to “Dirty Dutch”, ID&T has shared ownership rights and will license to the JV those rights it has subject to it obligations to the co-owner of that Brand; and (II) in the event ID&T has a non-controlling interest in any Brand, the JV shall be entitled to the economic benefit received by ID&T with respect to any interest in any Event conducted in North America with respect to that Brand.

•      At the Closing, SFX will acquire a 51% equity interest in the JV from ID&T in exchange for (1) $12.5 million, which SFX shall pay to ID&T on the Effective Date, and (2) as determined by ID&T at the Closing (or, if earlier, the date of a Qualified IPO), (A) the issuance by SFX of 2,000,000 shares at the Closing (with an assumed acquisition value of $5.00 per share) of SFX common stock, as adjusted for any stock splits, corporate reorganizations, or similar events after the Effective Date, OR (B) the right to receive shares of SFX common stock worth $10,000,000, valued at the Qualified IPO valuation (which might be more or less than 2,000,000 shares of SFX common stock) immediately prior to a Qualified IPO by SFX (any shares of SFX common stock issued pursuant to this clause (2), the “SFX Shares”). The SFX Shares shall have no less favorable preferences than the SFX common stock held (directly or indirectly) by Robert F.X. Sillerman (“Sillerman”).

•      In addition, at the Closing, SFX will pay an advance of $7,500,000 to ID&T (the “ID&T Advance”). The ID&T Advance will be non-recourse, except as to the distributions from the JV in respect of ID&T’s interest.

•      A “Qualified IPO” shall mean the sale of shares pursuant to a registration statement declared effective by the SEC under circumstances in which the SFX common stock is accepted for listing on the NASDAQ Global Market or the New York Stock Exchange.

The Parties shall seek to structure the Transactions to optimize tax treatment to the Parties. The Parties expect to have entered into the Definitive Documents on or prior to, and to have consummated the transactions contemplated by the Acquisition Agreement (collectively, the “Transactions”) on or about, January 1, 2013.

“Closing” means the date that is the earlier of: (1) if the Parties have entered into the Definitive Documents on or prior to January 1, 2013, then the date on which the Parties have consummated the Transactions; and (2) January 1, 2013. If the Closing occurs but the Definitive Documents have not been entered into, then (a) the Parties shall operate in good faith under the terms set forth in this Term Sheet as if the Definitive Documents had been entered into on January 1, 2013 and (b) the Parties shall continue to negotiate and use their respective reasonable efforts to enter into the Definitive Documents as promptly as practicable after the Closing. The fact that the Closing has not occurred pursuant to the Definitive Documents by January 1, 2013 will not cause the termination of the JV, the License arrangements described herein, or the Parties’ respective obligations under this Term Sheet.

CERTAIN ID&T EVENTS IN NORTH AMERICA

After the Effective Date and prior to the Closing, and excluding in all respects the “Sensation” Brand shows at the Barclays Center in October 2012, ID&T shall not directly or indirectly promote, market, or organize, or directly or indirectly enter into any contract with respect to, any festivals, concerts, or other events (any festival, event, or concert, an “Event”) that are to be performed in North America without the prior written consent of SFX (which SFX shall not unreasonably withhold, delay, or condition), and, if SFX so consents, then such Event will thereby be deemed to be subject to the License Agreement (or, if there is no License Agreement, the License arrangements described herein).

WARRANT GRANTS

At the Closing and as additional part of the purchase price under the Acquisition Agreement, SFX will grant ID&T 500,000 warrants (the “ID&T Warrants”) to purchase (on a one-for-one basis) shares of SFX common stock (such shares, as might be issued upon the exercise of the ID&T Warrants, “ID&T Warrant Shares”), in each case with a strike price of $2.50 per share of SFX common stock, as adjusted for any stock splits, corporate reorganizations, or similar events.

For a period of five years beginning with fiscal year 2013, if the JV’s governing board (the “Board”) determines, based on audited financial statements, that, during the prior fiscal year of the JV, the JV has an EBITDA of $7,000,000 or more, then, promptly after such determination, SFX will grant to ID&T 100,000 warrants (the “EBITDA Warrants” and, collectively with the ID&T Warrants, the “Transaction Warrants”) to purchase (on a one-for-one basis, but as adjusted for any stock splits, corporate reorganizations, or similar events) shares of SFX common stock (such shares, together with the ID&T Warrant Shares “Transaction Warrant Shares”) in each case with a strike price for the EBITDA Warrants equal to the fair value per share of SFX common stock, as determined by SFX’s board of directors, but, after a Qualified IPO, based on the 30-day weighted average closing price of the SFX common stock prior to the determination.

ID&T will have the right to re-audit the annual accounts and related financial statements on which the Board determined EBITDA is based, at ID&T’s own expense. If this re-audit results in an EBITDA being higher than $7,000,000 (while the initial EBITDA was below this amount), then the costs of the re-audit will be borne by SFX.

Each of the Transaction Warrants will be fully vested on the date of grant.

LICENSE AGREEMENT

Exclusive License of Brands. Except with respect to ID&T’s rights in respect of a Brand under North America-only Contracts and Extra Territory Contracts (which are separately addressed below), ID&T will grant the JV an exclusive (even as to ID&T) license (or, with respect to Subsidiary-Held Brands, a sublicense) to use in North America all Brands that ID&T (directly or through an ID&T subsidiary) has (or in the future obtains) the rights to use in North America. With respect to any Subsidiary-Held Brand, ID&T will cause the applicable subsidiary to license such Subsidiary-Held Brand (or such subsidiary’s rights therein, as applicable) to ID&T so that it will be subject to the License Agreement.

North America-only Contracts and Extra Territory Contracts.

• Certain Definitions.

• “North America-only Contract” means any contract or arrangement between ID&T and another person regarding the use of a Brand in North America only.

• “Extra Territory Contract” means any contract or arrangement between ID&T and another person regarding the use of a Brand in North America and in one or more jurisdictions other than North America.

• ID&T as Brand Licensor.

• North America-only Contracts. For those North America-only Contracts pursuant to which ID&T has licensed another person the right to use a Brand, ID&T will assign such North America-only Contract to the JV; except that, if ID&T is contractually prohibited from assigning such

North America-only Contract to the JV, then ID&T will contribute or pay to the JV ID&T’s net income (taking into account tax considerations) earned under such North America-only Contract.

• Extra Territory Contracts. For those Extra Territory Contracts pursuant to which ID&T has licensed another person the right to use a Brand, ID&T will contribute or pay to the JV ID&T’s net income (taking into account tax considerations) earned under such Extra Territory Contract with respect to Events in North America.

• No Amendment or Waiver of Contracts. ID&T will not amend or waive any provision of any North America-only Contract or any Extra Territory Contract to grant the counterparty thereto greater rights than such counterparty currently possesses.

• No Renewal of North America-only Contracts. ID&T will not renew any North America-only Contract pursuant to which ID&T has licensed to another person the right to use a Brand.

• Schedule of North America-only Contracts and Extra Territory Contracts. Promptly after the Effective Date, ID&T shall provide to SFX a schedule setting forth each person to which ID&T has granted rights to one or more Brands in North America and the terms of each North America-only Contracts and, to the extent related to North American, the terms of each Extra Territory Contracts pursuant to which such rights have been granted.

• ID&T as Brand Licensee.

• North America-only Contracts. For those North America-only Contracts pursuant to which another person has licensed to ID&T the right to use a Brand, ID&T will assign such North America-only Contract to the JV; except that, if ID&T is contractually prohibited from assigning such North America-only Contract to the JV, then ID&T will arrange with the JV for the JV to advance funds to ID&T to cover ID&T’s obligations under such North America-only Contract and ID&T will contribute or pay to the JV ID&T’s net income (taking into account tax considerations) earned under such North America-only Contract.

• Extra Territory Contracts. For those Extra Territory Contracts pursuant to which another person has licensed to ID&T the right to use a Brand, ID&T will arrange with the JV for the JV to advance funds to ID&T to cover ID&T’s obligations under such Extra Territory Contract and ID&T will contribute or pay to the JV ID&T’s net income (taking into account tax considerations) earned under such Extra Territory Contract with respect to Events in North America.

Domain Names. ID&T shall license to the JV free of charge any new domain name registrations that use any Brand the ID&T has or acquires (other than the Excluded Domain Names).

Term of License Agreement. The License Agreement will remain in effect for so long as the JV remains in existence (regardless of the identity of the members of JV), except for (i) ID&T’s rights to terminate the License Agreement if (A) SFX materially breaches any of SFX’s obligations under the JV or License Agreement or (B) the JV or SFX commences a voluntary bankruptcy case or has an involuntary bankruptcy case commenced against it (which involuntary case the JV or SFX, as the case may be, has not been removed prior to the date that is 60 days after the commencement of such case) and (ii) ID&T’s right to partially terminate the License Agreement with respect to any Brand for which the JV has failed to make a payment under the License Agreement, subject (with respect to both of the immediately foregoing clauses (i) and (ii)) to reasonable notice and cure periods.

Simulcasts and Rebroadcasts. The JV will retain the right to simulcast or rebroadcast (whether via cable, satellite, Internet, or other method of simulcast or rebroadcast), and to retain all revenues from, any Events held in North America using any Brand (and the License Agreement will provide that the JV will be entitled (to the extent not contractually prohibited) to simulcast or rebroadcast any such Event outside of North America), but the JV will comply with any restrictions on simulcasting or rebroadcasting any such Event that are contained in contracts with artists performing at such Events. The JV will not have the right to recover revenue from the rebroadcast of any Events held outside of North America. The Parties will use their respective reasonable efforts to obtain any approvals necessary (from any such artists or otherwise) to permit such simulcasting or rebroadcasting.

Quality Control. ID&T will set and maintain reasonable and appropriate standards on use of the Brand and oversee use of the Brands to maintain Brand value and the JV shall and SFX shall (and SFX shall cause SFX’s subsidiaries to) adhere to such standards.

These standards shall, among other things, include the requirement that the JV’s Chief Creative Officer has approved the use of an existing or new Brand for one or a series of Events.

License Fees.

• First Five Years of Term. For the first five years of the term of the License Agreement:

• the JV will pay a license fee of $150,000 per day for each Event for the “Sensation” Brand license (i.e., $300,000 for a two-day Event);

• the JV will pay a license fee of $150,000 per day for each Event for the “Qlimax” Brand license;

• the JV will pay a license fee of $300,000 per Event (which might be a multiple-day Event) for the “DefQonl” Brand license;

• the JV will pay a license fee of $300,000 per Event (which might be a multiple-day Event) for the “Mysteryland” Brand license; and

• with respect to Brands other than the Brands noted above, the JV will pay a reasonable per-use license fee, as to be set forth in the License Agreement (and, with respect to Brands not in existence as of the Effective Date, the Parties will negotiate in good faith to agree upon a reasonable per-use license fee on a basis that is consistent with the per-use license fee for Brands in existence on the Effective Date), it being understood that as long as there is no agreement on the license fee for a Brand, neither the JV nor ID&T will be entitled to the use thereof in North America.

• After First Five Years of Term. After the first five years of the term of the License Agreement, the JV will pay a license fee for each Brand as follows:

• For each Brand that was licensed at Closing, the revised license fee will be the license fee with respect to such Brand as of the Closing multiplied by a percentage that is based upon the cumulative increase, if any, in the Consumer Price Index since Closing (the “Step-up”). After the Step-up, the license fee will be indexed on each anniversary of the date of Closing on the basis of the increase, if any, in the Consumer Price Index compared to the prior year, as to be set forth in more detail in the License Agreement.

• For all other Brands, the license fee will be indexed on each anniversary of the date of Closing on the basis of the increase, if any, in the Consumer Price Index compared to the prior year, as to be set forth in more detail in the License Agreement.

Ownership of IP. Intellectual property originated by the TV will be an asset of ID&T and will be licensed without additional cost to the JV pursuant to the License Agreement. Any intellectual property that the JV acquires will be an asset of the JV. Neither SFX nor the JV will register any of the Brands anywhere in the world. The database of persons who purchase tickets for an Event relating to a Brand that is to any extent promoted, organized, or marketed by the JV will be an asset of the JV. Any use of an asset of the JV by either Party must be on terms agreed to by the Board.

No Right to Sublicense. The JV shall not sublicense any of its rights under the License Agreement; except that, the JV will be permitted to sublicense any of its rights under the License Agreement to subsidiaries of the JV.

BOARD OF THE JV

The Board will at all times consist of four directors (each, a“Director”). ID&T will be entitled to appoint two Directors (“ID&T Directors”) and SFX will be entitled to appoint two Directors (“SFX Directors”), each appointment and any appointment of a replacement Director being subject to the other Party’s reasonable consent. Directors can be removed only by the Party appointing such Director.

No person will be permitted to take an affirmative action on behalf of the JV unless the Board has authorized (either generally or specifically) such action; provided that the Board shall be deemed to have granted each of the Co-CEOs the authorizations described below.

The Board must authorize the JV to promote at least six Events annually, four of which must use the “Sensation” Brand, one of which must use the “Mysteryland” Brand and one of which must use the “Defqonl” Brand, it being understood that the SFX-designated Board members will be deemed to have satisfied this obligation with respect to any Event that such members vote to authorize.

Among other things, the Board will meet to determine the JV’s annual budget and strategic and operating plan.

If there is a tie in the voting of the Board with respect to any matter, the matter shall be directed to the senior executives of the JV Members, who shall seek to unanimously resolve the matter and, if such senior executives are unable to resolve the matter, then either party is permitted to refer such matter to Binding Arbitration to be resolved.

MANAGEMENT AND OPERATION OF THE JV	The JV will be managed on a day-to-day basis by its officers, which may be the same persons as the Directors.

One Co-CEO and the CFO of the JV will be appointed by SFX. Shelley Finkel (“Finkel”) will serve initially as the JV’s Co-CEO appointed by SFX. If Finkel resigns from, is removed from, or otherwise no longer serves in his position as a Co-CEO, then SFX will be entitled to appoint a replacement Co-CEO, but only if such appointee is reasonably acceptable to ID&T. It is agreed that ID&T may withhold such approval if the replacement Co-CEO is a competitor of ID&T, ID&T has had prior dealings with such person that were unsatisfactory to ID&T or if ID&T perceives that such person may have a conflict of interest, including due to such person’s work for another subsidiary of SFX. The Co-CEO appointed by SFX will have primary responsibility and oversight of the non-Event, non-Promotion aspects of the JV’s operations, including financial planning, non-Event budgeting and oversight.

One Co-CEO and the Chief Creative Officer of the JV will be appointed by ID&T.

The Co-CEO appointed by ID&T and the Chief Creative Officer (which may be the same person) will maintain creative control over Events that the JV promotes or produces (including but not limited to a final say on the brands, venues and cities) spending on Events and the use of the Brands.

It is understood that Ritty van Straalen (“van Straalen”) and Jeroen Jansen (“Jansen”) will relocate to the United States for a period of not less than two years from the Closing Date, and that van Straalen will be the initial Co-CEO appointed by ID&T.

All Board actions require unanimous approval of all Directors then appointed. Notwithstanding any actions that the JV’s officers or other representation might be entitled to take on the JV’s behalf, the unanimous consent of the JV Members will be required in order for the JV to take any of the following actions:

• the approval of the JV’s annual budget and strategic and operating plan;

•      the JV entering into or terminating loans, credit facilities, or other arrangements (including but not limited to investments and divestments) with a value of more than $1,000,000 (whether in a single loan or in a series of related loans or arrangements), unless such actions are contemplated by or are otherwise within the applicable monetary limits set forth in the approved annual budget or annual operating plan;

• amending the JV’s organizational documents;

• the JV’s issuance of shares, options, warrants, or other securities (including but not limited to debt instruments);

•      the JV acquiring or disposing of companies and/or business, or entering into or terminating long-term strategic cooperation agreements with a third party (including but not limited to joint ventures); and

• the JV applying for or consummating a merger, demerger, liquidation, bankruptcy, or suspension of payments.

The JV will be operated out of a New York office space to be leased by the JV.

Q Hardstyle. Q-Dance shall be the preferred supplier of any harddance events organized by SFX. If SFX or a subsidiary of SFX (other than the JV) promotes or organizes an Event that has a “harddance” or “hardstyle” stage at that Event, then SFX shall (or shall cause such SFX subsidiary to) first offer Q-Dance the right to host such Event (upon arms’-length terms), except that SFX is not required to (and is not required to cause such SFX subsidiary to) first offer Q Dance such right if SFX or such subsidiary is contractually prohibited from extending such first offer to Q Dance.

SFX-Organized Events. If SFX promotes, markets, or organizes an Event or enters into a promotional or sponsorship arrangement and the JV provides signage or other services in connection with such Event or arrangement, then SFX shall provide ID&T with a methodology for calculating the amount of income in respect of such Event or arrangement that should be allocated to the JV. If ID&T disputes any such methodology, then ID&T is permitted to refer the matter to Binding Arbitration.

CERTAIN JV EXPENSES	The license fee payable in respect of a given Brand will be allocated as an expense of the Event for which that Brand is being used.

The JV will work with SFX’s local partners or subsidiaries as necessary so that the JV can promote Brand-related Events in local markets. Any pre-approved reasonable direct costs related to promoting such Event will be part of that Event budget, including promoter fees; except that if JV promotes a Brand-related Event directly (or through a SFX subsidiary), then the direct costs related to promoting such Event (such as marketing or venue costs) will be billed to that Event budget, but no overhead, administrative costs, and/or promoter fees related to promoting an Event will be billed to the JV (except that, if such Event is promoted by an entity in which SFX owns less than a 100% interest, then only a portion of the regular promoter fees for such Event shall be received by such entity and will be billed to the JV as part of that Event budget, which portion shall be equal to the portion of such entity that SFX does not own).

The JV will not be responsible for paying any SFX or ID&T overhead or administrative costs that SFX or ID&T incurs in connection with operating the JV (unless otherwise agreed by ID&T and SFX).

All contracts or arrangements between the JV on one hand, and SFX or ID&T, on the other hand, will be fair and will be equivalent to the costs that would be agreed in an at arm’s-length negotiation for such services or assets.

The JV expenses will include the costs of relocating ID&T personnel to the United States in connection with the operation of the JV’s business (including the relocation to the United States of van Straalen and his family and Jansen and his family) as per the rough estimate cost-sheet attached as Exhibit B, costs associated with the JV’s use of ID&T’s office space (but only to the extent that such costs relate to the JV’s operations), and the payroll expenses of van Straalen and Jansen and other personnel employed from time to time by the JV.

The JV expenses, to the extent not funded by operations, will be funded by SFX loans (on conditions as further set out below), or by third-party loans that are approved by the Board.

JV INCOME

All income generated by or attributable to the use of the licensed materials and/or Brands in North America or otherwise generated by or on behalf of the JV, including, but not limited to, exploitation of licensed intellectual property, rebroadcasting of JV Events, ticketing, sponsoring, food and beverage, benefits from mass-purchases will be contracted by and allocated to the JV (or to a JV subsidiary).

All contracts or arrangements between the JV on one hand, and SFX or ID&T on the other hand, will be fair and will be equivalent to the income or revenue that would be agreed in an at arm’s-length negotiation.

FINANCIAL STATEMENTS

SFX will be entitled to appoint the JV’s external auditor, provided that such auditor is reasonably acceptable to ID&T. The audit of the JV financial statements will initially be performed by Ernst & Young. The scope of the auditor’s engagement will cover the reporting requirements of both Parties.

The JV’s financial statements will be prepared and audited annually in accordance with US GAAP and US GAAS and, if a Qualified IPO occurs, at the level of disclosure required for financial statements required to be filed with the US Securities and Exchange Commission (the “SEC”). The JV will provide full insight and additional information to allow for the reconciliation to Dutch GAAP, in order for ID&T to include ID&T’s interest in the JV in ID&T’s annual accounts.

The preparation of such financial statements will be an expense of the JV. For the avoidance of doubt, any other costs regarding the registration, listing, or initial public offering (including the preparatory filings with the SEC), will be an expense of SFX.

ACCOUNTING AND INFORMATION	The Parties intend that the JV will be consolidated with SFX for accounting purposes and shall agree in the Acquisition Agreement on a structure that allows for such consolidation.

The JV’s fiscal year will be the same as SFX’s fiscal year (as the same might be adjusted from time to time), it being understood that if the JV’s fiscal year would differ from ID&T’s financial year, then the JV will at its own expense, at ID&T’s first request, provide such information as to enable ID&T to prepare its annual accounts.

The Board shall provide to the Parties quarterly interim financial statements based on US GAAP including information for conversion to Dutch GAAP, including a balance sheet and profit and loss statement, of the JV,together with a comparison against the prior year’s financials and the approved annual budget.

SFX BOARD OBSERVER	Commencing one week following the Effective Date and during the existence of the JV, ID&T will have the right to appoint and dismiss an observer to the SFX board who will have full rights to observe and participate in meetings, including notice of meetings.

LOANS TO THE JV

After consummation of the Transactions and depending upon the JV’s credit rating, the Parties shall use their respective reasonable efforts to cause the JV to enter into a credit arrangement with an unaffiliated third party upon reasonable market terms.

To the extent not financed by third-party financing, SFX will loan, on market terms approved by the Board (including reasonable market-based interest rates for such loans), the JV expenses and working capital necessary to fund Events and operations. In approving any SFX loan, the Board members appointed by SFX shall not unreasonably reject any loan or terms thereof necessary for SFX to comply with the foregoing funding obligation to the extent such loan or terms thereof have been approved by the Board members appointed by ID&T.

Unless SFX and the Board approve otherwise, the JV will repay all loans from the Parties in accordance with the terms of such loans.

DISTRIBUTIONS

Surplus Cash Distributions. After repaying (or setting aside sufficient funds for the repayment of) 50% of any amount owed under loans to the JV from SFX, the JV will be permitted to distribute (in respect of the respective equity interests in the JV held by the Parties) all surplus in cash (if any) to the Parties as distributions (any such distribution, a “Surplus Cash Distribution”), pro rata based upon the respective percentages of equity interests in the JV that the Parties hold at the time of such Surplus Cash Distribution; except that, to the extent that any principal or interest on the ID&T Advance remains outstanding, any Surplus Cash Distribution that would be payable to ID&T will be paid instead to SFX and such amount will reduce the outstanding balance of the ID&T Advance.

Tax Distributions. The JV will, to the extent of available cash, make tax distributions to the Parties in an amount sufficient to allow the Parties to satisfy their respective income tax obligations that result from allocations of the JV’s income. Without limiting SFX’s obligations to finance operations, SFX will not be responsible for funding the JV if there are insufficient funds available to make any given Tax Distribution.

TRANSFER OF SFX COMMON STOCK

Lock-up Period. ID&T will not transfer any SFX Shares or Transaction Warrant Shares prior to the date that is the one-year anniversary of the earlier of (x) the date on which a Qualified IPO is consummated or (y) the Closing Date (such one-year period, the “Lock-up Period”). After the end of the Lock-up Period, ID&T will be permitted to sell the SFX Shares and the Transaction Warrant Shares, but, until a Qualified IPO occurs, only if ID&T first provides SFX with notice thereof at least 10 business days prior to any such sale.

SFX Call Rights. During the period beginning on the Closing Date and ending on (and including) the date that is the three-year anniversary of the Closing Date, SFX will have the right to purchase any SFX Shares and any Transaction Warrant Shares, to the extent held by ID&T at such time, for a purchase price of $35 per share (as adjusted for any stock splits, corporate reorganizations, or similar events from and after the Effective Date). During the period beginning one day after the three-year anniversary of the Closing Date and ending on (and including) the date that is the five-year anniversary of the Closing Date, SFX will have the right to purchase any SFX Shares and Transaction Warrant Shares, to the extent held by ID&T, for a purchase price of $50 per share (as adjusted for any stock splits, corporate reorganizations, or similar events from and after the Effective Date). The Parties acknowledge that, subject to the Lock-up Period on the SFX Shares and the Transaction Warrant Shares, ID&T will be permitted to transfer the SFX Shares and the Transaction Warrant Shares prior to SFX’s exercise of the call rights described in this paragraph.

Registration. SFX shall use commercially reasonable efforts to register the SFX Shares and Transaction Warrant Shares for resale with the SEC and to pursue a Qualified IPO. ID&T will enter into a customary lock-up agreement as reasonably requested by SFX’s underwriters in connection with a Qualified IPO, which shall be no more burdensome than Sillerman’s lock-up.

ID&T Put Option. If a Qualified IPO is not consummated within 19 months following the Effective Date, then ID&T shall have the right to require SFX to acquire the following for an aggregate cash purchase price of $10 million (the “Put Price”): (i) any SFX Shares that have been issued to ID&T or ID&T’s right to acquire SFX Shares, as applicable; (ii) all Transaction Warrant Shares that ID&T has acquired pursuant to exercising Transaction Warrants; and (iii) any the Transaction Options to the extent not exercised. SFX will be required to pay to Put Price as soon as SFX has the resources to do so; except, that SFX is permitted to offset amounts remaining under the ID&T Advance against the Put Price. If SFX has not paid the Put Price to ID&T or before the date that is the 75 days after the date on which ID&T exercises the put option, then, at the option of ID&T, ID&T shall have the right (i) to terminate the License Agreement, or (ii) to require SFX to transfer its equity interest in the

JV to ID&T.

Drag-along Rights. Until a Qualified IPO occurs, if Sillerman sells to a bona fide third party all the SFX common stock that he owns at a price per share of SFX common stock that is equal to or greater than 120% of the SFX Share Acquisition Price (as adjusted for any stock splits, corporate reorganizations, or similar events from and after the Effective Date), then, at Sillerman’s option, ID&T will be required to sell, on the same terms and conditions as received by Sillerman, all the SFX Shares and any Transaction Warrant Shares (any options vested will convert immediately prior to such event), to the extent held by ID&T at such time. “SFX Share Acquisition Price” means the implied price per share of the SFX Shares at the time that ID&T acquires the SFX Shares.

Tag-along Rights. Until a Qualified IPO occurs, if the owner of Sillerman’s SFX common stock proposes to sell to a third party more than 50% of the SFX common stock that he (directly or indirectly) owns, then ID&T will have the right to cause that owner of Sillerman’s SFX common stock to include in such sale all the SFX Shares and any Transaction Warrant Shares and (any options vested will convert immediately prior to such event), to the extent held by ID&T at such time, on the same terms and conditions as received by that owner of Sillerman’s SFX common stock.

TRANSFER OF THE JV EQUITY INTERESTS	Each Party will not directly or indirectly transfer any of such Party’s equity interests (or share) in the JV (“Equity”), except:
• each Party is permitted to transfer all or any portion of such Party’s Equity in the JV to one or more of its subsidiaries;

• each Party is permitted to pledge all or any portion of such Party’s Equity in connection with a financing; and

•      each Party is permitted to (indirectly) transfer all (but not less than all) of such Party’s Equity in connection with the sale or merger of the entire group of either Party, but only if the person or with which the entire group of such Party is being sold or merged, respectively, is at least as credit-worthy as such Party.

As a condition to becoming a member of the JV, the transferee of Equity must agree to be bound by the terms of the JVA to the same extent as the transferring Party with respect to the Equity so transferred.

The Operating Agreement will provide that a bona fide pledgee of a

Member’s Membership Interests that acquires such Membership Interests in connection with a foreclosure thereon will succeed to such Member’s economic, but not voting or other control, rights under the Operating Agreement and will not terminate JV LLC.

TERMINATION OF THE JV

The JV will terminate upon, and only upon, the agreement of all of the members of the JV or upon termination of the License Agreement. No breach by the JV caused by a Party or such Party’s board members or officers will give such Party the right to terminate the License Agreement or the JV.

DEFINITIVE AGREEMENT; TRANSACTION STRUCTURE

Promptly following the date hereof, the Parties will begin negotiating the JVA, the License Agreement and the other definitive documents to be entered into in order to implement the Transactions (collectively, the “Definitive Documents”), based on the terms contained in this Term Sheet. The Acquisition Agreement will include representations, warranties, covenants, conditions, and indemnities customary for transactions of the type contemplated hereby.

The Parties will mutually agree upon the structure for implementing the Transactions, consistent with the terms of this Term Sheet and taking into account the need to optimize the tax efficiency of the structure for both Parties.

GOVERNING LAW

To the extent not inconsistent with Federal law, this Term Sheet will be, and the Definitive Documents are intended to be, governed in all respects (including, without limitation, validity, interpretation, and effect), by the laws of the State of New York applicable to contracts made and to be performed wholly within the State of New York by residents thereof; except that, if the JV is formed under the laws of a jurisdiction other than New York, then the Parties will consider whether the JVA will be governed by the laws of that other jurisdiction.

ARBITRATION PROVISIONS IN DEFINITIVE DOCUMENTS

The Definitive Documents will provide that any disputes thereunder will be resolved first by efforts by the Co-CEOs to resolve any such disputes, then, if not resolved by the Co-CEOs, by efforts by the Board to unanimously resolve any such disputes, then, if not resolved by the Board, by efforts of the senior executives of the JV Members to resolve any such disputes and, finally, if not resolved by the CEOs of the JV Members, pursuant to Binding Arbitration. “Binding Arbitration” means binding arbitration in New York, New York under the rules of the JAMS in which the prevailing party in any such arbitration will be entitled to such party’s reasonable attorney’s fees and costs.

NON-COMPETE; NON-SOLICIT	Prior to the Closing, ID&T shall inform SFX on its operations in North America.

As of the Closing and for so long as the JV is in existence: (1) each Party will not directly or indirectly engage in any business in North America that is competitive with the business conducted by the JV in relation to any Brand; except that, if the License Agreement is partially terminated with respect to a Brand, then the obligation set forth in this clause (1) thereafter will not apply to such brand; and (2) each Party will not (subject to certain exceptions) solicit for employment, employ, or engage for the provision of services any person that is or was an employee of the JV or of the other Party.

Notwithstanding the foregoing paragraph under (1):

(a) SFX will expressly retain SFX’s right to originate, promote, exploit, develop, and operate electronic dance music Events and associated intellectual property in all locations (for the avoidance of doubt other than in relation to the Brands);

(b) SFX’s promotion of such Events, within or outside of North America (for the avoidance of doubt, other than in relation to the Brands), using brands, trademarks, or trade names owned or licensed by SFX or its subsidiaries (for the avoidance of doubt, other than the Brands) will be deemed to not violate the Term Sheet, the License Agreement, the JVA, or any obligations owing to the JV or ID&T; provided, however, that SFX shall use its reasonable efforts to avoid promoting Events which would reasonably be expected to diminish or interfere with the use of the Brands, in particular, by virtue of the timing and location of performances.

(c) subject to the other provisions of this Term Sheet, ID&T will expressly retain the right to execute any of its (or any of its subsidiaries’) pre-existing arrangements or contracts; and

(d) ID&T will expressly retain the right to execute and enter into Extra Territory Contracts or arrangements to use the Brands, subject to appropriate allocation to the JV for the revenues and expenses thereof that are attributable to North America (as to be further specified in the JVA).

ID&T will use commercially reasonable efforts to require its officers to execute non-competition agreements that provide that such officer will not compete in the electronic dance music Events / concert promotion business in North America. Such non-competition agreements will have a term that is at least as long as any other non- competition agreement that might be in place between such officer and ID&T, and in any event not less than 1 year from the termination of employment.

CONFIDENTIAL INFORMATION

All information conveyed by one Party to the other Party in connection with this Term Sheet, including, without limitation, the terms of this Term Sheet, are and will be deemed to be “Confidential Information” under the Confidentiality Agreement. Notwithstanding the immediately foregoing sentence or anything to the contrary herein, SFX is permitted: (i) to disclose or use Confidential Information, this Term Sheet and the terms hereof, the Definitive Documents and the terms thereof, and the Transactions (any of the foregoing, “SEC-Disclosable Information”) in and in connection with the preparation of any registration statement relating to the registration of shares of SFX’s common stock (a “Registration Statement”), to the extent such disclosure or use is required by law, and in connection with any subsequent reporting obligations relating to such filing, to the extent such disclosure or use is required by law; (ii) to disclose SEC-Disclosable Information to, or to use SEC-Disclosable Information in connection with corresponding with, the SEC, to the extent such disclosure or use is required by law; and (iii) to disclose SEC-Disclosable Information to SFX’s representatives in connection with (A) the due diligence relating to a Registration Statement or a bank financing with respect to SFX or any of its subsidiaries, (B) the preparation of a Registration Statement or (C) the preparation of any documentation relating to any such bank financing

The Parties shall agree upon a press release with respect to their entry into this Term Sheet and the transactions contemplated hereby.

EXISTING TERM SHEET TERMINATED

The parties acknowledge that the term sheet, dated June 19, 2012 (the “Original Term Sheet”), has been terminated, except that the restrictions in the Original Term Sheet on the disclosure and use of certain information is not hereby terminated. ID&T acknowledges that SFX is not and will not be required to pay the break-up fee set forth under the provision in the Original Term Sheet entitled “BREAK-UP FEE.”

The provisions of this Term Sheet are binding on the Parties.

[Signature page follows.]

The Parties are signing this Term Sheet as of the Effective Date.

ID&T HOLDING B.V.

By:	/s/ Duncan Stutterheim
	Name:	Duncan Stutterheim
	Title:	Director

By:	/s/ W. W. Tavecchio
	Name:	W. W. Tavecchio
	Title:	Director

SFX HOLDING CORPORATION

By:	/s/ Robert F.X. Sillerman
Name:
Title:

With respect to the sections of this Term Sheet
relating to tag-along rights:

/s/ Robert F.X. Sillerman
Robert F.X. Sillerman

Exhibit A

Exhibit A

Domeinnaam	Periode	Startdatum	Prijs	Hosting	Houder
3rdmilleniumsociety.net	Jaar	1/1/2010	€17.50	Vellance	ID&T Trademark B.V.
3rdmilleniumsociety.net	Jaar		€17.50	Vellance	ID&T Trademark B.V.
432.fm	Jaar	2011-07-29	€85.00	Vellance	ID&T Trademark B.V.
a-live.nu	Jaar		€38.00	Vellance	ID&Q Licenties BV
agent-audio.nl	Jaar	2007-10-16	€17.50	Vellance	ID&T B.V.
agent-audio.eu	Jaar	2012-02-04	€20.00	Vellance	ID&Q Licenties BV
apocalypse-association.co.uk	Jaar	2010-01-01	€25.00	Vellance	ID&T Trademark B.V.
awake-amsterdam.com	Jaar	2011-02-16	€20.00	Vellance	ID&Q Licenties BV
black.eu	Jaar	2008-04-09	€19.95	Vellance	ID&T Licenties B.V.
bloomingdale-aan-zee.nl	Jaar	2002-03-13	€17.50	Vellance	ID&T Enterprise B.V.
chaostheoryfoundation.org	Jaar	2010-01-01	€17.50	Vellance	ID&T Trademark B.V.
clubqbase.com	Jaar	2002-04-09	€17.50	Vellance	Q-dance B.V.
clubqbase.nl	Jaar	2002-04-09	€17.50	Vellance	Q-dance B.V.
coreproduction.nl	Jaar	2011-07-26	€17.50	Vellance	Core Production
defqon.be	Jaar	2006-03-13	€17.50	Vellance	Q-dance B.V.
defqon1.com.br	Jaar	2011-08-09	€419.00	Vellance	ID&Q Licenties BV
defqon1.nl	Jaar	2002-12-11	€17.50	Vellance	Q-dance B.V.
defqon1festival	Jaar	2009-04-29	€17.50	Vellance	ID&T Enterprise B.V.
dirty-dutch.eu	Jaar	2009-07-28	€20.00	Vellance	ID&T Trademark B.V.
dirty-dutch.eu	Jaar	2009-07-28	€20.00	Vellance	ID&T Trademark B.V.
earth-quake.nl	Jaar	2006-05-22	€17.50	Vellance	Q-dance B.V.
everythingfadestoblack.com	Jaar	2008-03-18	€17.50	Vellance	ID&T B.V.
energythenetwork.nl	Jaar	2010-09-01	€17.50	Vellance	ID&Q Licenties BV
energythenetwork.com	Jaar	2010-09-01	€20.00	Vellance	ID&Q Licenties BV
escobardancing.com	Jaar	2012-10-04	€20.00	Vellance	ID&Q Licenties BV
filthyfreshfashionreadytorock.com	Jaar	2006-03-20	€17.50	Vellance	ID&T Enterprise B.V.
finalexam.nl	Jaar	2005-12-08	€17.50	Vellance	ID&T Enterprise B.V.
hard-dance-event.net	Jaar	2010-09-01	€17.50	Vellance	Q-dance B.V.
hard-dance-event.nl	Jaar	2010-09-01	€17.50	Vellance	Q-dance B.V.
hard-dance-event.co.uk	2 jaar	2010-09-01	€25.00	Vellance	Q-dance B.V.
hard-dance-event.com	Jaar	2010-09-01	€17.50	Vellance	Q-dance B.V.
harddanceevent.net	Jaar	2010-09-01	€17.50	Vellance	Q-dance B.V.
harddanceevent.nl	Jaar	2010-09-01	€17.50	Vellance	Q-dance B.V.
harddanceevent.co.uk	2 jaar	2010-09-01	€25.00	Vellance	Q-dance B.V.
harddanceevent.com	Jaar	2010-09-01	€17.50	Vellance	Q-dance B.V.
houseofdjs.fm	Jaar	2011-08-01	€85.00	Vellance	ID&T Enterprise B.V.
houseofgods.nl	Jaar	2010-10-27	€17.50	Vellance	ID&Q Licenties BV
houseofgods.net	Jaar	2010-10-27	€17.50	Vellance	ID&Q Licenties BV
houseofgods.eu	Jaar	2010-10-27	€20.00	Vellance	ID&Q Licenties BV
id-q.cl	Jaar	2008-05-15		Zacco	ID&T Trademark B.V.
id-t.cl	Jaar	2008-05-15		Zacco	ID&T Trademark B.V.
id-t.com	jaar	2003-09-24	€17.50	Vellance	ID&T Enterprise B.V.
id-t.de	Jaar	2007-10-11	€30.00	Vellance	ID&T B.V.
id-t.eu	Jaar	2006-04-13	€22.50	Vellance	ID&T Enterprise B.V.
id-t.info	Jaar	2008-03-21	€17.50	Vellance	ID&T B.V.
id-t.nl	Jaar	2005-12-08	€17.50	Vellance	ID&T Enterprise B.V.

id-t.org	Jaar	2006-05-18	€17.50	Vellance	ID&T Enterprise B.V.
id-t-radio.com	jaar	2003-10-09	€17.50	Vellance	ID&T Enterprise B.V.
id-t-radio.nl	jaar	2003-10-09	€17.50	Vellance	ID&T Enterprise B.V.
idqoffice.nl	Jaar	?	€17.50	Vellance	ID&T Enterprise B.V.
iedereenishardcore.nl	jaar	2009-07-01	€17.50	Vellance	Q-dance B.V.
imperialgreehouseinstitute.com	Jaar	2010-01-01	€20.00	Vellance	ID&T Trademark B.V.
innercity.eu	Jaar	2006-04-29	€22.50	Vellance	ID&T B.V.
innercity.nl	Jaar	2005-12-08	€17.50	Vellance	ID&T Enterprise B.V.
inqontrol.be	Jaar	2006-03-13	€17.50	Vellance	Q-dance B.V.
inqontrol.com	Jaar	2003-12-19	€17.50	Vellance	Q-dance B.V.
inqontrol.nl	Jaar	2003-12-19	€17.50	Vellance	Q-dance B.V.
iqonfestival.com	Jaar	2012-07-03	€20.00	Vellance	Q-Licenties v.o.f.
iqonfestival.nl	Jaar	2012-08-15	€17.50	Vellance	Q-Licenties v.o.f.
iqonfestival.com.au	Jaar	2012-08-13	€240.00	Vellance	Q-Licenties v.o.f.
mydance.nl	Jaar	2008-01-21	€17.50	Vellance	Q-dance B.V.
mysterlyland.cl	Jaar	2008-05-15		Zacco	ID&T Trademark B.V.
mysterlyand.eu	Jaar	2006-05-01	€22.50	Vellance	ID&T BV
mysteryland.com	Jaar	2006-04-06	€17.50	Vellance	ID&T Enterprise B.V.
mysteryland.com.br	Jaar	2009-08-20	€128.00	Vellance	ID&T Trademark B.V.
mysteryland.net	Jaar	2006-04-06	€17.50	Vellance	ID&T Enterprise B.V.
mysteryland.nl	Jaar	2006-05-31	€17.50	Vellance	ID&T Enterprise B.V.
mysteryland.org	Jaar	2006-05-24	€17.50	Vellance	ID&T Enterprise B.V.
oceanofwhite.com	Jaar	2008-03-11	€20.00	Vellance	ID&Q Licenties BV
platinum-bookings.be	Jaar	2008-06-05	€17.50	Vellance	Q-dance B.V.
platinumbookings.com	Jaar	2008-03-12	€17.50	Vellance	ID&T Enterprise B.V.
platinumbookings.nl	Jaar	2008-03-12	€17.50	Vellance	ID&T Enterprise B.V.
playworldtour.com	Jaar	2012-10-05	€20.00	Vellance	ID&Q Licenties BV
playworldtour.nl	Jaar	2012-10-05	€17.50	Vellance	ID&Q Licenties BV
q-bookings.com	Jaar	2003-08-26	€17.50	Vellance	Q-dance B.V.
q-bookings.nl	Jaar	2003-08-26	€17.50	Vellance	Q-dance B.V.
q-create.nl	Jaar	2003-09-26	€17.50	Vellance	Q-dance B.V.
q-dance.asia	jaar	2009-12-09	€45.00	Vellance	ID&T Trademark B.V.
q-dance.be	Jaar	2005-08-31	€17.50	Vellance	Q-dance B.V.
q-dance.ch	Jaar	2005-12-13	€40.00	Vellance	Q-dance B.V.
q-dance.cm	jaar	2010-10-27	€47.50	Vellance	ID&Q Licenties BV
q-dance.cn	Jaar	2010-12-22	€87.00	Vellance	ID&Q Licenties BV
q-dance.co.uk	Jaar	2009-12-09	€25.00	Vellance	ID&T Trademark B.V.
q-dance.com	Jaar	2005-04-25	€17.50	Vellance	Q-dance B.V.
qdance.de	Jaar	2008-05-05	€30.00	Vellance	Q-dance B.V.
qdance.com.au	Jaar	2011-08-29	€240.00	Vellance	ID&Q Licenties BV
q-dance.es	Jaar	2005-12-13	€25.00	Vellance	Q-dance B.V.
q-dance.eu	Jaar	2006-04-30	€22.50	Vellance	Q-dance B.V.
q-dance.fr	Jaar	2007-10-08	€30.00	Vellance	Q-dance B.V.
q-dance.it	Jaar	2005-12-13	€45.00	Vellance	Q-dance B.V.
q-dance.nl	Jaar	2001-07-16	€17.50	Vellance	Q-dance B.V.
q-dance.pl	Jaar	2005-12-13	€80.00	Vellance	Q-dance B.V.
q-danceradio.nl	Jaar	2005-12-14	€17.50	Vellance	Q-dance B.V.

q-dance-radio.nl	Jaar	2005-12-13	€17.50	Vellance	Q-dance B.V.
q-dance-tunes.be	Jaar	2007-10-08	€17.50	Vellance	Q-dance B.V.
q-dance-tunes.com	Jaar	2007-10-08	€17.50	Vellance	Q-dance B.V.
q-dancetunes.nl	Jaar	2007-10-08	€17.50	Vellance	Q-dance B.V.
qdancetunes.nl	Jaar	2007-10-08	€17.50	Vellance	Q-dance B.V.
q-danceworldwide.com	Jaar	2006-02-20	€17.50	Vellance	Q-dance B.V.
q-Dance-worldwide.com	Jaar	2006-02-20	€17.50	Vellance	Q-dance B.V.
q-danceworldwide.nl	Jaar	2006-02-20	€17.50	Vellance	Q-dance B.V.
Q-Dance-worldwide.nl	Jaar	2006-02-20	€17.50	Vellance	Q-dance B.V.
q-entertainment.nl	Jaar	2006-05-03	€17.50	Vellance	Q-dance B.V.
q-events.nl	Jaar	2007-06-25	€17.50	Vellance	Q-dance B.V.
qlasselite.nl	Jaar	2006-05-22	€17.50	Vellance	Q-dance B.V.
qlimax.be	Jaar	2006-03-13	€17.50	Vellance	Q-dance B.V.
qlimax.ch	Jaar	2006-02-20	€40.00	Vellance	Q-dance B.V.
qlimax.eu	Jaar	2007-06-25	€22.50	Vellance	Q-dance B.V.
qlimax.nl	jaar	12/31/2005	€17.50	Vellance	Q-dance B.V.
qlubtempo.be	Jaar	2006-02-20	€17.50	Vellance	Q-dance B.V.
qlubtempo.ch	Jaar	2006-02-20	€40.00	Vellance	Q-dance B.V.
qlubtempo.com	Jaar	2006-02-20	€17.50	Vellance	Q-dance B.V.
qlubtempo.de	Jaar	2006-02-20	€30.00	Vellance	Q-dance B.V.
qlubtemp.nl	Jaar	2006-02-20	€17.50	Vellance	Q-dance B.V.
qlubtempo.pl	Jaar	2006-02-20	€80.00	Vellance	Q-dance B.V.
qlubunderground.com	Jaar	2008-04-02	€17.50	Vellance	Q-dance B.V.
qlub-underground.com	Jaar	2008-04-02	€17.50	Vellance	Q-dance B.V.
qlubunderground.eu	Jaar	2008-03-31	€17.50	Vellance	Q-dance B.V.
qlub-underground.eu	Jaar	2008-03-31	€17.50	Vellance	Q-dance B.V.
qlubunderground.nl	Jaar	2008-01-08	€17.50	Vellance	Q-dance B.V.
qlub-underground.nl	Jaar	2008-01-08	€17.50	Vellance	Q-dance B.V.
qu.nu	Jaar	2009-06-01	€275.00	Vellance	ID&Q Licenties BV
q-magazine.nl	Jaar	2006-03-20	€17.50	Vellance	Q-dance B.V.
q-mail.nl	Jaar	2004-06-24	€17.50	Vellance	Q-dance B.V.
q-merchandise.nl	Jaar	2003-09-26	€17.50	Vellance	Q-dance B.V.
q-music.nl	Jaar	2003-09-26	€17.50	Vellance	Q-dance B.V.
qountdown.nl	Jaar	2010-10-25	€17.50	Vellance	ID&Q Licenties BV
qountdown.com	Jaar	2010-10-25	€20.00	Vellance	ID&Q Licenties BV
qontact.nl	Jaar	2006-05-22	€17.50	Vellance	Q-dance B.V.
q-production.nl	Jaar	? 2010-03-01	€17.50	Vellance	ID&Q Licenties BV
q-radio.nl	Jaar	2005-01-24	€17.50	Vellance	Q-dance B.V.
q-record.com	Jaar	2007-06-25	€17.50	Vellance	Q-dance B.V.
q-scene.nl	Jaar	2003-09-26	€17.50	Vellance	Q-dance B.V.
qsite.nl	Jaar	2006-05-22	€17.50	Vellance	Q-dance B.V.
q-travel.nl	Jaar	2003-09-26	€17.50	Vellance	Q-dance B.V.
q-wear.nl	Jaar	2003-09-26	€17.50	Vellance	Q-dance B.V.
Q-worldwide.com	Jaar	2006-02-20	€17.50	Vellance	Q-dance B.V.
q-worldwide.nl	Jaar	2006-02-20	€17.50	Vellance	Q-dance B.V.
release-online.nl	Jaar	2005-06-16	€17.50	Vellance	ID&T Enterprise B.V.
risingfestival.nl	Jaar	2011-07-25	€17.50	Vellance	ID&T Enterprise B.V.

risingfestival.com	Jaar	2011-07-25	€20.00	Vellance	ID&T Enterprise B.V.
rising-festival.nl	Jaar	2011-07-25	€17.50	Vellance	ID&T Enterprise B.V.
rising-festival.com	Jaar	2011-07-25	€20.00	Vellance	ID&T Enterprise B.V.
saveexitplanet.org	Jaar	2010-01-01	€17.50	Vellance	In Qontrol BV
save-exit-planet.org	Jaar	2010-01-01	€17.50	Vellance	ID&T Trademark B.V.
saveexitplanet.com	Jaar	2010-01-01	€20.00	Vellance	In Qontrol BV
save-exit-planet.com	Jaar	2010-01-01	€20.00	Vellance	In Qontrol BV
sensation.com	Jaar	2008-05-18	€20.00	Vellance	ID&Q Licenties BV
sensation.eu	Jaar	2007-06-25	€22.50	Vellance	ID&T Enterprise B.V.
sensation.nl	Jaar	2006-05-15	€17.50	Vellance	ID&T Enterprise B.V.
sensation.pt	Jaar	2007-04-18	€35.00	Vellance	ID&T Enterprise B.V.
sensation.tel	Jaar	2009-02-02	€32.50	Vellance	ID&Q Licenties BV
sensation-black.cl	Jaar	2008-05-12		Zacco	ID&T Trademark B.V.
sensationmagazine.nl	Jaar	2012-09-01	€17.50	Vellance	ID&T Trademark B.V.
sensation-white.com	Jaar	2006-03-20	€17.50	Vellance	ID&T Trademark B.V.
sensationwhite.com	Jaar	2009-12-01	€17.50	Vellance	ID&T Trademark B.V.
shockers.eu	Jaar	2006-05-06	€22.50	Vellance	ID&T B.V.
shockers.info	Jaar	2008-03-21	€17.50	Vellance	ID&T B.V.
shockers.nl	Jaar	2005-12-08	€17.50	Vellance	ID&T Enterprise B.V.
soap-amsterdam.com	Jaar	2005-12-08	€17.50	Vellance	ID&T Enterprise B.V.
soap-amsterdam.nl	Jaar	2005-12-08	€17.50	Vellance	ID&T Enterprise B.V.
teqnology.nl	Jaar	2006-05-22	€17.50	Vellance	Q-dance B.V.
thirdmilleniumsociety.net	Jaar	2010-01-01	€17.50	Vellance	ID&T Trademark B.V.
thirdmillenniumsociety.net	Jaar		€17.50	Vellance	ID&T Trademark B.V.
thunderdome.com	Jaar	2005-12-08	€17.50	Vellance	ID&T Enterprise B.V.
thunderdome.eu	Jaar	2006-04-29	€22.50	Vellance	ID&T B.V.
thunderdome.nl	Jaar	2005-12-08	€17.50	Vellance	ID&T Enterprise B.V.
ticketonline.nl	Jaar	2005-02-15	€17.50	Vellance	Q-dance B.V.
tomorrowland.eu	Jaar	2006-05-29	€22.50	Vellance	ID&T BV
tranceenergy.cl	Jaar	2008-05-15		Zacco	ID&T Trademark B.V.
trance-energy.eu	Jaar	2006-04-30	€22.50	Vellance	ID&T B.V.
trance-energy.com	Jaar	2009-06-24	€20.00	Vellance	ID&Q Licenties BV
tranceenergy.info	Jaar	2008-03-21	€17.50	Vellance	ID&T B.V.
trance-energy.info	Jaar	2008-03-21	€17.50	Vellance	ID&T B.V.
trance-energy.nl	jaar	2005-01-07	€17.50	Vellance	ID&T Enterprise B.V.

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Logotype	BX	09, 16, 25, 41	1067624	14-12-2004.	766451	10-5-2005.	14-12-2014.	ID&Q Licenties B.V.	Registered	T56923BX00	Not Interested
Logotype	BX	09, 25, 41	1219133	8-2-2011.	896821	10-5-2011.	8-2-2021.	ID&Q Licenties B.V.	Registered	T57097BX00	Not Interested
Logotype	BX	09, 25, 41	1205440	25-6-2010.	885305	10-9-2010.	25-6-2020.	ID&Q Licenties B.V.	Registered	T56924BX00	Yes
Wordmark	BX	09, 16, 25, 41	1067622	14-12-2004.	766449	10-5-2005.	14-12-2014.	ID&Q Licenties B.V.	Registered	T56877BX00	Not Interested
Device	BX	09, 25, 41	1210807	28-9-2010.	889921	10-1-2011.	28-9-2020.	ID&Q Licenties B.V.	Registered	T56955BX00	Not Interested
Wordmark	BX	09, 25, 41	1156349	28-3-2008.	842404	7-7-2008.	28-3-2018.	ID&Q Licenties B.V.	Registered	T56878BX00	Not Interested
Logotype	BX	09, 25, 41	1156353	28-3-2008.	842405	7-7-2008.	28-3-2018.	ID&Q Licenties B.V.	Registered	T56925BX00	Not Interested
Wordmark	DE	09, 16, 41, 43	304714135	16-12-2004.	30471413	16-6-2005.	31-12-2014.	ID & T Trademark B.V.	Registered	T57119DE00	Not Interested
Wordmark	BX	09, 41, 43	980815	10-1-2001.	688265	10-1-2001.	10-1-2021.	ID&Q Licenties B.V.	Registered	T57058BX00	Not Interested
Wordmark	BX	09	1015418	29-7-2002.	728913	29-7-2002.	29-7-2022.	Q-Licenties V.O.F.	Registered	T57001BX00	Yes
Wordmark	AU (WO)	09, 25, 35, 38, 41, 42		25-6-2004.	832350	25-6-2004.	25-6-2014.	Q-Licenties V.O.F.	Registered	T57001WO00	Yes
Wordmark	DE (WO)	09, 25, 35, 38, 41, 42		25-6-2004.	832350	25-6-2004.	25-6-2014.	Q-Licenties V.O.F.	Registered	T57001WO00	Yes
Wordmark	BX	25, 35, 38, 41, 42	1015420	29-7-2002.	728914	29-7-2002.	29-7-2022.	Q-Licenties V.O.F.	Registered	T57002BX00	Yes
P Device	BX	09, 25, 41	1183894	25-6-2009.	865260	10-9-2009.	25-6-2019.	Q-Licenties V.O.F.	Registered	T56986BX00	Not Interested
PP Device	AU (WO)	09, 25, 41		30-6-2009.	1009978	30-6-2009.	30-6-2019.	Q-Licenties V.O.F.	Registered	T56986WO00	Not Interested
Device	BX	09, 25, 38, 41, 35, 42	1048846	29-1-2004.	750443	12-7-2004.	29-1-2014.	Q-Licenties V.O.F.	Registered	T57023BX00	Not Interested
Wordmark	BR	41	840213417	30-7-2012.				Q-Dance Licenties B.V.	Pending	T58023BR41	Indirect watch
Wordmark	CL	09	996587	2-3-2012.				ID&Q Licenties B.V.	Pending	T58023CL09	Indirect watch
Wordmark	CL	25	996587	2-3-2012.				ID&Q Licenties B.V.	Pending	T58023CL25	Indirect watch
Wordmark	CL	41	996588	2-3-2012.				ID&Q Licenties B.V.	Pending	T58023CL41	Indirect watch
Wordmark	EU	09, 25, 41	10679439	28-2-2012.				Q-Licenties V.O.F.	Pending	T58023EU00	Indirect watch
Wordmark	US	09, 25, 41	85/556652	29-2-2012.				Q-Licenties V.O.F.	Pending	T58023US00	Indirect watch
Wordmark	AU	09, 16, 41, 25	1249348	2-7-2008.				Q-Licenties V.O.F.	Pending	T57258AU00	Not Interested
Wordmark	BX	09, 16, 25	918804	1-7-1998.	634093	1-7-1998.	1-7-2018.	ID&Q Licenties B.V.	Registered	T56882BX00	Not Interested
Device	BX	09, 16, 25, 41	907649	5-1-1998.	623438	5-1-1998.	5-1-2018.	ID&Q Licenties B.V.	Registered	T56941BX00	Not Interested
Wordmark	BX	09, 16, 41	913015	22-4-1998.	629026	22-4-1998.	22-4-2018.	ID&Q Licenties B.V.	Registered	T56883BX00	Yes
Wordmark	BX	09, 41	1210803	28-9-2010.	888201	5-7-2011.	28-9-2020.	ID&Q Licenties B.V.	Registered	T56951BX00	Not Interested
Logotype	BX	09, 41	1210809	28-9-2010.	889358	5-7-2011.	28-9-2020.	ID&Q Licenties B.V.	Registered	T56954BX00	Not Interested
Logotype	BX	09, 41	1252612	10-8-2012.				ID&Q Licenties B.V.	Pending	758583BX00	No
Wordmark	BX	09, 41	1070782	2-2-2005.	768521	10-6-2005.	2-2-2015.	ID&Q Licenties B.V.	Registered	T56884BX00	Not Interested
Wordmark	BX	09, 25, 41	1255453	2-10-2012.				Q-Dance Licenties B.V.	Pending	T58676BX00	No
Logotype	BX	09, 25, 41	1256009	10-10-2012.				Q-Dance Licenties B.V.	Pending	T58688BX00	No
Logotype	BX	09, 16, 25, 41	947343	1-10-1999.	661208	1-10-1999.	1-10-2019.	ID & T Trademark B.V.	Registered	T56979BX00	Not Interested
Wordmark	BX	09, 25, 35, 38, 41	1023648	13-12-2002.	734635	13-12-2002.	13-12-2012.	Q-Licenties V.O.F.	Registered	T57003BX00	Not Interested
Wordmark	BX	09, 16, 25, 41	901109	16-9-1997.	628877	16-9-1997.	16-9-2017.	ID&Q Licenties B.V.	Registered	T56885BX00	Not Interested
Logotype	BX	09, 25, 41	1051979	19-3-2004.	757904	3-12-2004.	19-3-2014.	ID&Q Licenties B.V.	Registered	T56938BX00	Not Interested
Device	BX	25, 35, 41	1016794	23-8-2002.	723024	23-8-2002.	23-8-2022.	ID&Q Licenties B.V.	Registered	T56944BX00	Not Interested
Wordmark	BX	09, 16, 25, 41	844581	20-3-1995.	563749	20-3-1995.	20-3-2015.	ID&Q Licenties B.V.	Registered	T56886BX00	Not Interested
Logotype	BX	09, 16, 25, 41	907646	5-1-1998.	622200	5-1-1998.	5-1-2018.	ID&Q Licenties B.V.	Registered	T56928BX00	Not Interested
Wordmark	BX	09, 25, 35, 38, 41, 42	1013991	4-7-2002.	728360	4-7-2002.	4-7-2022.	Q-Licenties V.O.F.	Registered	T57004BX00	Not Interested
Wordmark	BX	09, 16, 25, 41	859370	16-11-1995.	582521	16-11-1995.	16-11-2015.	ID&Q Licenties B.V.	Registered	T56887BX00	Not Interested
Wordmark	BX	09, 16, 25, 41	938019	10-5-1999.	658473	10-5-1999.	10-5-2019.	ID&Q Licenties B.V.	Registered	T56888BX00	Not Interested
Wordmark	BX	09, 25	1213106	4-11-2010.	892181	10-2-2011.	4-11-2020.	ID&Q Licenties B.V.	Registered	T56889BX00	Not Interested
Wordmark	BX	41	1213108	4-11-2010.	892179	10-2-2011.	4-11-2020.	ID&Q Licenties B.V.	Registered	T56950BX00	Not Interested
Wordmark	BX	09, 16, 25, 41	850991	16-6-1995.	574671	16-6-1995.	16-6-2015.	ID&Q Licenties B.V.	Registered	T56890BX00	Not Interested

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Logotype	BX	09, 16, 41	1061106	27-8-2004.	765417	10-1-2005.	27-8-2014.	ID&Q Licenties B.V.	Registered	T56939BX00	Not Interested
Wordmark	CL	41	820500	19-5-2008.	843278	5-3-2009.	5-3-2019.	ID & T Trademark B.V.	Registered	T57145CL41	Not Interested
Wordmark	BX	01, 02, 03, 04, 05, 06, 08, 09, 11, 12, 13, 14, 15, 16, 17, 18, 20, 21, 22, 24, 25, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 38, 49, 41, 42, 43, 44, 45	1037011	24-7-2003.	737081	24-7-2003.	24-7-2013.	ID&Q Licenties B.V.	Registered	T56891BX00	Yes
Wordmark	AU	09, 25, 41	675870	23-10-1995.	675870	19-11-1998.	23-10-2015.	ID & T Trademark B.V.	Registered	T56892AU00	Yes
Wordmark	BR	41	831098520	30-8-2011.				ID&Q Licenties B.V.	Pending	T56892BR41	Yes
Wordmark	BX	09, 25, 41	1156916	7-4-2008.	841359	7-7-2008.	7-4-2018.	ID&Q Licenties B.V.	Registered	T56892BX00	Yes
Wordmark	CL	41	820501	19-5-2008.	843277	5-3-2009.	5-3-2019.	ID & T Trademark B.V.	Registered	T56892CL41	Yes
Wordmark	US	41	85503984	27-12-2011.				ID&Q Licenties B.V.	Pending	T56892US00	Yes
Wordmark	EU (WO)	09, 25, 41		18-7-2008.	973277	18-7-2008.	18-7-2018	ID&Q Licenties B.V.	Registered	T56892WO00	Yes
Logotype	BX	09, 16, 25, 41	991830	20-6-2001.	709288	20-6-2001	20-6-2021	ID & T Trademark B.V.	Registered	T56947BX00	Indirect watch
Logotype	DE (WO)	09, 16, 25, 41		30-9-2003.	812163	30-9-2003	30-9-2013	ID & T Trademark B.V.	Registered	T56947WO00	Indirect watch
Logotype	ES (WO)	09,16, 25, 41		30-9-2003.	812163	30-9-2003	30-9-2013	ID & T Trademark B.V.	Registered	T56947WO00	Indirect watch
Logotype	FR (WO)	09, 16, 25, 41		30-9-2003.	812163	30-9-2003.	30-9-2013.	ID & T Trademark B.V.	Registered	T56947WO00	Indirect watch
Logotype	GB (WO)	09, 16, 25, 41		30-9-2003.	812163	30-9-2003.	30-9-2013.	ID & T Trademark B.V.	Registered	T56947WO00	Indirect watch
Logotype	BX	04, 05, 06, 08, 11, 12, 13, 14, 15, 17, 18, 20, 21, 22, 24, 27, 28, 29,	1037009	24-7-2003.	737080	24-7-2003.	24-7-2013.	ID&Q Licenties B.V.	Registered	T56948BX00	Indirect watch
Wordmark	BX	09, 16, 25, 38, 41, 43	1066700	29-11-2004.	767227	10-6-2005.	29-11-2014.	ID&Q Licenties B.V.	Registered	T56893BX00	Indirect watch
Device	BX	01, 02, 03, 04, 05, 06 08, 09, 11, 12, 13, 14,	1037010	24-7-2003.	737346	24-7-2003.	24-7-2013.	ID&Q Licenties B.V.	Registered	T56945BX00	Yes
Device	AU (WO)	9, 25, 41		22-7-2008.	980417	22-7-2008.	22-7-2018.	ID&Q Licenties B.V.	Registered	T56945WO00	Yes
Device	EU (WO)	09, 25, 41		22-7-2008.	980417	22-7-2008.	22-7-2018.	ID&Q Licenties B.V.	Registered	T56945WO00	Yes
Wordmark	BX	09, 25, 35, 38, 41	10446610	23-12-2003.	748212	23-12-2003.	23-12-2013.	Q-Licenties V.O.F.	Registered	T57005BX00	Not Interested
Wordmark	DE (WO)	09, 25, 35, 38, 41		22-6-2004.	832127	22-6-2004.	22-6-2014.	Q-Licenties V.O.F.	Registered	T57005WO00	Not Interested
Wordmark	BX	09, 16, 41	924531	8-10-1998.	642888	8-10-1998.	8-10-2018.	ID&Q Licenties B.V.	Registered	T56894BX00	Not Interested
Wordmark	AT (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	CH (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	DE (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	DK (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	ES (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	Fl (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	FR (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	GB (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	IT (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	NO (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Wordmark	PT (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Wordmark	SE (WO)	09, 16, 25, 41		10-6-1999.	716155	10-6-1999.	10-6-2019.	ID & T Trademark B.V.	Registered	T56894WO00	Not Interested
Logotype	BX	09, 16, 41	951946	3-12-1999.	662865	3-12-1999.	3-12-2019.	ID&Q Licenties B.V.	Registered	T56940BX00	Not Interested
Wordmark	BX	09, 25, 35, 38, 41	1107528	23-3-2006.	799681	6-7-2006.	23-3-2016.	Q-Licenties V.O.F.	Registered	T57006BX00	Not Interested
Wordmark	AU	41	1507882	9-8-2012.				Q-Dance Licenties B.V.	Pending	T58582AU00	No
Wordmark	BX	41	1252571	9-8-2012.				Q-Dance Licenties B.V.	Pending	T58582BX00	No
Device	BX	09, 25, 35, 38, 41	1048845	29-1-2004.	750442	12-7-2004.	29-1-2014.	Q-Licenties V.O.F.	Registered	T57022BX00	Not Interested
Wordmark	BX	09, 25, 41	1201165	12-4-2010.	880974	12-7-2010.	12-4-2020.	ID&Q Licenties B.V.	Registered	T56895BX00	Not Interested
Wordmark	BX	09, 25, 41	1201166	12-4-2010.	880973	12-7-2010.	12-4-2020.	ID&Q Licenties B.V.	Registered	T56896BX00	Not Interested
Wordmark	BX	09, 25, 41	1212593	27-10-2010.	891470	10-1-2011.	27-10-2020.	I D&Q Licenties B.V.	Registered	T56953BX00	Not Interested
Device	AU	09, 25, 41	675864	23-10-1995.	675864	19-11-1998.	23-10-2015.	ID & T Trademark B.V.	Registered	T56942AU00	Not Interested
Device	BX	09, 16, 41	801068	29-7-1993.	537553	29-7-1993.	29-7-2013.	I D&Q Licenties B.V.	Registered	T56942 BX00	Not Interested
Device	AT (WO)	09, 16, 41		27-1-1994.	614694	27-1-1994.	27-1-2014.	ID & T Trademark B.V.	Registered	T56942WO00	Not Interested
Device	CH (WO)	09, 16, 41		27-1-1994.	614694	27-1-1994.	27-1-2014.	ID & T Trademark B.V.	Registered	T56942WO00	Not Interested
Device	DE (WO)	09, 16, 41		27-1-1994.	614694	27-1-1994.	27-1-2014.	ID & T Trademark B.V.	Registered	T56942WO00	Not Interested
Device	ES (WO)	09, 16, 41		27-1-1994.	614694	27-1-1994.	27-1-2014.	ID & T Trademark B.V.	Registered	T56942WO00	Not Interested
Device	FR (WO)	09, 16, 41		27-1-1994.	614694	27-1-1994.	27-1-2014.	ID & T Trademark B.V.	Registered	T56942WO00	Not Interested
Device	IT (WO)	09, 16, 41		27-1-1994.	614694	27-1-1994.	27-1-2014.	ID & T Trademark B.V.	Registered	T56942WO00	Not Interested
Wordmark	BX	09, 16, 25, 41	955406	25-1-2000.	668628	25-1-2000.	25-1-2020.	ID&Q Licenties B.V.	Registered	T56897BX00	Not Interested
Wordmark	BX	09, 25, 41	1228159	29-6-2011.	902782	10-10-2011.	29-6-2021.	ID&Q Licenties B.V.	Registered	T57409BX00	No
Wordmark	BX	09, 41	1216451	24-12-2010.	892956	10-3-2011.	24-12-2020.	ID & T Trademark B.V.	Registered	T56870BX00	Not Interested
Wordmark	AR	09	2893708	10-2-2009.	2338318	29-12-2009.	29-12-2019.	ID & T Trademark B.V.	Registered	T56899AR09	Yes
Wordmark	AR	25	2893709	10-2-2009.	2338319	29-12-2009.	29-12-2019.	ID & T Trademark B.V.	Registered	T56899AR25	Yes
Wordmark	AR	41	2893710	10-2-2009.	2338320	29-12-2009.	29-12-2019.	ID & T Trademark B.V.	Registered	T56899AR41	Yes
Wordmark	BR	09	830051708	6-2-2009.	830051708	22-2-2012.	22-2-2022.	ID & T Trademark B.V.	Registered	T56899BR09	Yes
Wordmark	BR	25	830051694	6-2-2009.	830051694	22-2-2012.	22-2-2022.	ID & T Trademark B.V.	Registered	T56899BR25	Yes
Wordmark	BR	41	830051686	6-2-2009.				ID & T Trademark B.V.	Pending	T56899BR41	Yes
Wordmark	BX	09, 16, 25, 41	919392	29-7-1998.	634097	29-7-1998.	29-7-2018.	ID&Q Licenties B.V.	Registered	T56899BX00	Yes
Wordmark	CL	41	820499	19-5-2008.	843279	5-3-2009.	5-3-2019.	ID & T Trademark B.V.	Registered	T56899CL41	Yes
Wordmark	AU (WO)	09, 25, 41		18-7-2008.	980557	18-7-2008.	18-7-2018.	ID&Q Licenties B.V.	Registered	T56899WO00	Yes
Wordmark	EU (WO)	09, 25, 41		18-7-2008.	980557	18-7-2008.	18-7-2018.	ID&Q Licenties B.V.	Registered	T56899WO00	Yes
Wordmark	US (WO)	09, 25, 41		18-7-2008.	980557	18-7-2008.	18-7-2018.	ID&Q Licenties B.V.	Registered	T56899WO00	Yes
Logotype	BX	09, 25, 41	1157168	9-4-2008.	843411	7-8-2008.	9-4-2018.	ID&Q Licenties B.V.	Registered	T56932BX00	Indirect watch
Wordmark	BX	09, 16, 25, 41	847193	1-6-1995.	575620	1-6-1995.	1-6-2015.	ID&Q Licenties B.V.	Registered	T56900BX00	Not Interested
Wordmark	BR	41	831092874	16-8-2011.				ID&Q Licenties B.V.	Pending	T57282BR41	Indirect watch
Wordmark	CL	41	965511	12-8-2011.				ID&Q Licenties B.V.	Pending	T57282CL41	Indirect watch
Wordmark	EU	09, 25, 35, 41	9929514	29-4-2011.	9929514	11-11-2011.	29-4-2021.	ID&Q Licenties B.V.	Registered	T57282EU00	Indirect watch
Wordmark	MX	41	1308439	13-9-2012.				ID&Q Licenties B.V.	Pending	T57282MX41	Yes
Wordmark	MY	41						ID&Q Licenties B.V.		T57282MY41	Yes
Wordmark	TH	41						ID&Q Licenties B.V.		T57282TH41	Yes
Wordmark	TW	41						ID&Q Licenties B.V.		T57282TW41	Yes
Wordmark	US	09, 25, 41	85/335091	1-6-2011.	4170368	10-7-2012.	10-7-2022.	ID&Q Licenties B.V.	Registered	T57282US00	Indirect watch
Wordmark	KR (WO)	41						ID&Q Licenties B.V.		T57282WO00	Yes
Wordmark	BX	41	1016711	22-8-2002.	728364	22-8-2002.	22-8-2012.	ID&Q Licenties B.V.	Registered	T56901BX00	Not Interested
Logotype	BX	09, 16, 41	916618	26-5-1998.	632924	26-5-1998.	26-5-2018.	ID&Q Licenties B.V.	Registered	T56993BX00	Not Interested
Wordmark	EU	09, 25, 41	7003932	19-6-2008.	7003932	31-3-2009.	19-6-2018.	ID & T Trademark B.V.	Registered	T56987EU00	Not Interested

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Wordmark	BX	09, 25, 35, 38, 41	1053246	7-4-2004.	754052	10-9-2004.	7-4-2014.	Q-Licenties V.O.F.	Registered	T57007BX00	Not Interested
Logotype	BX	35, 39, 41	1168695	15-10-2008.	852873	12-1-2009.	15-10-2018.	Q-Licenties V.O.F.	Registered	T56934BX00	Not Interested
Logotype	BX	09, 16, 25, 41	1072481	25-2-2005.	770004	11-7-2005.	25-2-2015.	ID&Q Licenties B.V.	Registered	T56936BX00	Not Interested
Wordmark	BX	09, 25, 35, 38, 41	1057832	25-6-2004.	759602	23-12-2004.	25-6-2014.	Q-Licenties V.O.F.	Registered	T57008BX00	Not Interested
Wordmark	DE (WO)	09, 25, 35, 38, 41		23-12-2004.	846795	23-12-2004.	23-12-2014.	Q-Licenties V.O.F.	Registered	T57008WO00	Not Interested
Logotype	BX	09, 25, 35, 38, 41	1006682	6-3-2002.	722784	6-3-2002.	6-3-2022.	Q-Licenties V.O.F.	Registered	T57026BX00	Indirect watch
Wordmark	BX	35, 41, 42	1038802	27-8-2003.	745204	27-8-2003.	27-8-2013.	Q-Licenties V.O.F.	Registered	T57009BX00	Not Interested
Logotype	BX	09, 25, 35, 38, 41	1004942	6-2-2002.	717525	6-2-2002.	6-2-2022.	Q-Licenties V.O.F.	Registered	T57028BX00	Indirect watch
Logotype	AT (WO)	09, 25, 35, 38, 41		21-1-2004.	819840	21-1-2004.	21-1-2014.	Q-Licenties V.O.F.	Registered	T57028WO00	Indirect watch
Logotype	CH (WO)	09, 25, 35, 38, 41		21-1-2004.	819840	21-1-2004.	21-1-2014.	Q-Licenties V.O.F.	Registered	T57028WO00	Indirect watch
Logotype	DE (WO)	09, 25, 35, 38, 41		21-1-2004.	819840	21-1-2004.	21-1-2014.	Q-Licenties V.O.F.	Registered	T57028WO00	Indirect watch
Logotype	FR (WO)	09, 25, 35, 38, 41		21-1-2004.	819840	21-1-2004.	21-1-2014.	Q-Licenties V.O.F.	Registered	T57028WO00	Indirect watch
Logotype	GB (WO)	09, 25, 35, 38, 41		21-1-2004.	819840	21-1-2004.	21-1-2014.	Q-Licenties V.O.F.	Registered	T57028WO00	Indirect watch
Logotype	IT (WO)	09, 25, 35, 38, 41		21-1-2004.	819840	21-1-2004.	21-1-2014.	Q-Licenties V.O.F.	Registered	T57028WO00	Indirect watch
Logotype	PL (WO)	09, 25, 35, 38, 41		21-1-2004.	819840	21-1-2004.	21-1-2014.	Q-Licenties V.O.F.	Registered	T57028WO00	Indirect watch
Logotype	BX	09, 25, 35, 38, 41	995956	28-8-2001.	695840	28-8-2001.	28-8-2021.	Q-Licenties V.O.F.	Registered	T57027BX00	Indirect watch
Logotype	AT (WO)	09, 25, 35, 38, 41		17-1-2006.	876969	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57027WO00	Indirect watch
Logotype	CH (WO)	09, 25, 35, 38, 41		17-1-2006.	876969	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57027WO00	Indirect watch
Logotype	DE (WO)	09, 25, 35, 38, 41		17-1-2006.	876969	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57027WO00	Indirect watch
Logotype	FR (WO)	09, 25, 35, 38, 41		17-1-2006.	876969	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57027WO00	Indirect watch
Logotype	GB (WO)	09, 25, 35, 38, 41		17-1-2006.	876969	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57027WO00	Indirect watch
Logotype	PL (WO)	09, 25, 35, 38, 41		17-1-2006.	876969	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57027WO00	Indirect watch
Logotype	BX	09, 25, 41	1163605	18-7-2008.	847774	14-10-2008.	18-7-2018.	Q-Licenties V.O.F.	Registered	T56949BX00	Yes
Logotype	AU (WO)	09, 25, 41		4-8-2008.	977178	4-8-2008.	4-8-2018.	Q-Licenties V.O.F.	Registered	T56949WO00	Yes
Logotype	EU (WO)	09, 25, 41		4-8-2008.	977178	4-8-2008.	4-8-2018.	Q-Licenties V.O.F.	Registered	T56949WO00	Yes
Logotype	BX	09, 25, 35, 38, 41, 42	1012640	12-6-2002.	726760	12-6-2002.	12-6-2022.	Q-Licenties V.O.F.	Registered	T57024BX00	Yes
Wordmark	BR	41	831092068	15-8-2011.				ID&Q Licenties B.V.	Pending	T56903BR41	Yes
Wordmark	BX	09, 25, 41	1163579	18-7-2008.	848612	10-11-2008.	18-7-2018.	Q-Licenties V.O.F.	Registered	T56903BX00	Yes
Wordmark	CL	09	996586	2-3-2012.				ID&Q Licenties B.V.	Pending	T56903CL09	Yes
Wordmark	CL	25	996586	2-3-2012.				ID&Q Licenties B.V.	Pending	T56903CL25	Yes
Wordmark	CL	41	965510	12-8-2011.				ID&Q Licenties B.V.	Pending	T56903CL41	Yes
Wordmark	US	09, 25, 41	85/557382	1-3-2012.				Q-Licenties V.O.F.	Pending	T56903US00	Yes
Wordmark	AU (WO)	09, 25, 41		7-8-2008.	978572	7-8-2008.	7-8-2018.	Q-Licenties V.O.F.	Registered	T56903WO00	Yes
Wordmark	EU (WO)	09, 25, 41		7-8-2008.	978572	7-8-2008.	7-8-2018.	Q-Licenties V.O.F.	Registered	T56903WO00	Yes
Wordmark	BX	09, 25, 35, 38, 41	995955	28-8-2001.	693069	28-8-2001.	28-8-2021.	Q-Licenties V.O.F.	Registered	T57010BX00	Yes
Wordmark	BX	38, 41	1043546	7-11-2003.	747546	7-11-2003.	7-11-2013.	Q-Licenties V.O.F.	Registered	T57011BX00	Yes
Wordmark	DE (WO)	38, 41		23-4-2004.	825446	23-4-2004.	23-4-2014.	Q-Licenties V.O.F.	Registered	T57011WO00	Yes
Wordmark	AT (WO)	09, 25, 35, 38, 41		17-1-2006.	876878	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57011W001	Yes
Wordmark	CH (WO)	09, 25, 35, 38, 41		17-1-2006.	876878	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57011W001	Yes
Wordmark	DE (WO)	09, 25, 35, 38, 41		17-1-2006.	876878	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57011W001	Yes
Wordmark	FR (WO)	09, 25, 35, 38, 41		17-1-2006.	876878	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57011W001	Yes
Wordmark	GB (WO)	09, 25, 35, 38, 41		17-1-2006.	876878	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57011W001	Yes
Wordmark	PL (WO)	09, 25, 35, 38, 41		17-1-2006.	876878	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T57011W001	Yes
Wordmark	BX	16, 35, 41	1043567	7-11-2003.	747547	7-11-2003.	7-11-2013.	Q-Licenties V.O.F.	Registered	T57012BX00	Not Interested
Wordmark	BX	09, 41	1058500	7-7-2004.	758506	10-12-2004.	7-7-2014.	Q-Licenties V.O.F.	Registered	T57014BX00	Not Interested

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Wordmark	BX	41	1100013	11-1-2006.	795886	6-4-2006.	11-1-2016.	Q-Licenties V.O.F.	Registered	T57015BX00	Not Interested
Wordmark	BR	41	840213433	30-7-2012.				Q-Dance Licenties B.V.	Pending	T56974BR41	Yes
Wordmark	BX	09, 25, 41	1184448	3-7-2009.	865806	12-10-2009.	3-7-2019.	Q-Licenties V.O.F.	Registered	T56974BX00	Yes
Wordmark	CL	09	1003330	17-4-2012.				ID & T Trademark B.V.	Pending	T56974CL09	Yes
Wordmark	CL	25	1003330	17-4-2012.				ID & T Trademark B.V.	Pending	T56974CL25	Yes
Wordmark	CL	41	1003331	17-4-2012.				ID & T Trademark B.V.	Pending	T56974CL41	Yes
Wordmark	US	09, 25, 41	85/556643	29-2-2012.				Q-Licenties V.O.F.	Pending	T56974US00	Yes
Wordmark	BX	09, 25, 35	985791	12-4-2001.	681793	12-4-2001.	12-4-2021.	Q-Licenties V.O.F.	Registered	T57016 BX00	Yes
Wordmark	BX	38, 41	1057831	25-6-2004.	758261	10-12-2004.	25-6-2014.	Q-Licenties V.O.F.	Registered	T57017BX00	Yes
Wordmark	AT (WO)	09, 25, 35, 38, 41		20-12-2004.	872180	20-12-2004.	20-12-2014.	Q-Licenties V.O.F.	Registered	T57017WO00	Yes
Wordmark	AU (WO)	09, 25, 35, 38, 41		20-12-2004.	872180	20-12-2004.	20-12-2014.	Q-Licenties V.O.F.	Registered	T57017WO00	Yes
Wordmark	CH (WO)	09, 25, 35, 38, 41		20-12-2004.	872180	20-12-2004.	20-12-2014.	Q-Licenties V.O.F.	Registered	T57017WO00	Yes
Wordmark	DE (WO)	09, 25, 35, 38, 41		20-12-2004.	872180	20-12-2004.	20-12-2014.	Q-Licenties V.O.F.	Registered	T57017WO00	Yes
Wordmark	EU (WO)	09, 25, 35, 38, 41		20-12-2004.	872180	20-12-2004.	20-12-2014.	Q-Licenties V.O.F.	Registered	T57017WO00	Yes
Wordmark	FR (WO)	09, 25, 35, 38, 41		20-12-2004.	872180	20-12-2004.	20-12-2014.	Q-Licenties V.O.F.	Registered	T57017WO00	Yes
Wordmark	GB (WO)	09, 25, 35, 38, 41		20-12-2004.	872180	20-12-2004.	20-12-2014.	Q-Licenties V.O.F.	Registered	T57017WO00	Yes
Wordmark	PL (WO)	09, 25, 35, 38, 41		20-12-2004.	872180	20-12-2004.	20-12-2014.	Q-Licenties V.O.F.	Registered	T57017WO00	Yes
Wordmark	BX	09, 16, 25, 41	1152246	31-1-2008.	839242	12-5-2008.	31-1-2018.	Q-Licenties V.O.F.	Registered	T56904BX00	Not Interested
Wordmark	BX	09, 16, 25, 41	1153515	19-2-2008.	839096	12-5-2008.	19-2-2018.	Q-Licenties V.O.F.	Registered	T56905BX00	Not Interested
Wordmark	BX	09, 25, 41	1228707	6-7-2011.	904317	10-10-2011.	6-7-2021.	Q-Licenties V.O.F.	Registered	T57441BX00	Not Interested
Logotype	BX	09, 25, 41	1190620	22-10-2009.	872156	10-2-2010.	22-10-2019.	Q-Licenties V.O.F.	Registered	T56977BX00	Yes
Wordmark	BX	09, 25, 35, 38, 41, 42	1063596	7-10-2004.	765698	12-4-2005.	7-10-2014.	Q-Licenties V.O.F.	Registered	T57018 BX00	Not Interested
Logotype	BX	09, 25, 35	985767	12-4-2001.	700155	12-4-2001.	12-4-2021.	Q-Licenties V.O.F.	Registered	T57030BX00	Not Interested
Logotype	AT (WO)	09, 25, 35, 38, 41		20-4-2006.	886614	20-4-2006.	20-4-2016.	Q-Licenties V.O.F.	Registered	T57030W000	Not Interested
Logotype	CH (WO)	09, 25, 35, 38, 41		20-4-2006.	886614	20-4-2006.	20-4-2016.	Q-Licenties V.O.F.	Registered	T57030W000	Not Interested
Logotype	DE (WO)	09, 25, 35, 38, 41		20-4-2006.	886614	20-4-2006.	20-4-2016.	Q-Licenties V.O.F.	Registered	T57030W000	Not Interested
Logotype	FR (WO)	09, 25, 35, 38, 41		20-4-2006.	886614	20-4-2006.	20-4-2016.	Q-Licenties V.O.F.	Registered	T57030W000	Not Interested
Logotype	GB (WO)	09, 25, 35, 38, 41		20-4-2006.	886614	20-4-2006.	20-4-2016.	Q-Licenties V.O.F.	Registered	T57030W000	Not Interested
Logotype	PL (WO)	09, 25, 35, 38, 41		20-4-2006.	886614	20-4-2006.	20-4-2016.	Q-Licenties V.O.F.	Registered	T57030W000	Not Interested
Logotype	BX	38, 41	1107486	23-3-2006.	798137	10-4-2006.	23-3-2016.	Q-Licenties V.O.F.	Registered	T57031BX00	Not Interested
Wordmark	BX	09, 25, 41	1152245	31-1-2008.	837848	12-5-2008.	31-1-2018.	Q-Licenties V.O.F.	Registered	T56906BX00	Not Interested
Logotype	BX	09, 25, 41	1241435	7-2-2012.	914545	10-5-2012.	7-2-2022.	Q-Licenties V.O.F.	Registered	T58002BX00	Yes
Wordmark	BX	09, 16, 25, 41	837027	10-11-1994.	562156	10-11-1994.	10-11-2014.	Q-Licenties V.O.F.	Registered	T56907BX00	Not Interested
Wordmark	BX	25, 35, 41	1016793	23-8-2002.	722676	23-8-2002.	23-8-2022.	ID&Q Licenties B.V.	Registered	T56908BX00	Not Interested
Logotype	BX	09, 16, 25, 41	1040917	30-9-2003	737372	30-9-2003	30-9-2013	ID&Q Licenties B.V.	Registered	T56943BX00	Not Interested
Logotype	DE (WO)	09, 16, 25, 41		28-10-2003.	814603	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56943WO00	Not Interested
Logotype	ES (WO)	09, 16, 25, 41		28-10-2003.	814603	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56943WO00	Not Interested
Logotype	FR (WO)	09, 16, 25, 41		28-10-2003.	814603	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56943WO00	Not Interested
Logotype	GB (WO)	09, 16, 25, 41		28-10-2003.	814603	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56943WO00	Not Interested
Wordmark	BX	09, 25, 35, 38, 41	1055831	26-5-2004.	758048	10-12-2004.	26-5-2014.	Q-Licenties V.O.F.	Registered	T57019BX00	Not Interested
Wordmark	AE	41	94766	17-5-2007.	93736	12-3-2009.	17-5-2017.	ID & T Trademark B.V.	Registered	T56970AE41	Yes
Wordmark	AR	41	2828707	2-6-2008.	2433072	15-4-2011.	15-4-2021.	ID & T Trademark B.V.	Registered	T56970AR41	Yes
Wordmark	BO	41		11-8-2009.	120016-C		11-8-2019.	ID & T Trademark B.V.	Registered	T56970BO41	Yes
Wordmark	BR	09	829764224	18-6-2008.				ID & T Trademark B.V.	Pending	T56970BR09	Yes
Wordmark	BR	25	829764232	18-6-2008.				ID & T Trademark B.V.	Pending	T56970BR25	Yes

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Wordmark	BR	32	830056084	13-2-2009.	830056084	22-2-2012.	22-2-2022.	ID & T Trademark B.V.	Registered	T56970BR32	Yes
Wordmark	BR	41	829764216	18-6-2008.	829764216	28-9-2010.	28-9-2020.	ID & T Trademark B.V.	Registered	T56970BR41	Yes
Wordmark	BX	09, 16, 25, 41	958121	3-3-2000.	675425	3-3-2000.	3-3-2020.	ID&Q Licenties B.V.	Registered	T56970BX00	Yes
Wordmark	CL	09,25	821312	26-5-2008.	837491	23-12-2008.	23-12-2018.	ID & T Trademark B.V.	Registered	T56970CL00	Yes
Wordmark	EU	41	6859847	23-4-2008.	6859847	21-11-2008.	23-4-2018.	ID & T Trademark B.V.	Registered	T56970EU00	Yes
Wordmark	IL	09	211913	22-5-2008.	211913	5-1-2010.	22-5-2018.	ID & T Trademark B.V.	Registered	T569701L09	Yes
Wordmark	IL	25	211914	22-5-2008.	211914	5-1-2010.	22-5-2018.	ID & T Trademark B.V.	Registered	T56970IL25	Yes
Wordmark	IL	41	211915	22-5-2008.	211915	6-5-2010.	22-5-2018.	ID & T Trademark B.V.	Registered	T56970IL41	Yes
Wordmark	KR	16, 41	45-2003-832	7-3-2003.	10673	17-9-2004.	17-9-2014.	ID & T Trademark B.V.	Registered	T56970KR00	Yes
Wordmark	PA	09	174515	2-9-2008.	174515	2-9-2008.	2-9-2018.	ID & T Trademark B.V.	Registered	T56970PA09	Yes
Wordmark	PA	25	174516	2-9-2008.	174516	2-9-2008.	2-9-2018.	ID & T Trademark B.V.	Registered	T56970PA25	Yes
Wordmark	PA	41	174514	2-9-2008.	174514	2-9-2008.	2-9-2018.	ID & T Trademark B.V.	Registered	T56970PA41	Yes
Wordmark	PE	09	362867	8-8-2008.	150977	20-4-2009.	20-4-2019.	ID & T Trademark B.V.	Registered	T56970PE09	Yes
Wordmark	PE	25	362869	8-8-2008.	154544	30-6-2009.	30-6-2019.	ID & T Trademark B.V.	Registered	T56970PE25	Yes
Wordmark	PE	41	362868	8-8-2008.	55854	15-4-2009.	15-4-2019.	ID & T Trademark B.V.	Registered	T56970PE41	Yes
Wordmark	TH	41	815199	3-8-2011.				ID & T Trademark B.V.	Pending	T56970TH41	Yes
Wordmark	TW	41	100037839	27-7-2011.				ID & T Trademark B.V.	Pending	T56970TW41	Yes
Wordmark	UA	09, 25, 41		21-5-2008.	127276	25-8-2010.	21-5-2018.	ID & T Trademark B.V.	Registered	T56970UA00	Yes
Wordmark	VE	09	15629-08	8-8-2008.				ID & T Trademark B.V.	Pending	T56970VE09	Yes
Wordmark	VE	25	15630-08	8-8-2008.	P304078	3-6-2010.	3-6-2025.	ID & T Trademark B.V.	Registered	T56970VE25	Yes
Wordmark	VE	41	15631-08	8-8-2008.	S46083	3-6-2010.	3-6-2025.	ID & T Trademark B.V.	Registered	T56970VE41	Yes
Wordmark	ES (WO)	09, 16, 25, 41		2-7-2003.	822866	2-7-2003.	2-7-2013.	ID & T Trademark B.V.	Registered	T56970WO00	Yes
Wordmark	VN (WO)	09, 16, 25, 41		2-7-2003.	822866	2-7-2003.	2-7-2013.	ID & T Trademark B.V.	Registered	T56970WO00	Yes
Logotype	AR	09	2828705	2-6-2008.	2282572	4-6-2009.	4-6-2019.	ID & T Trademark B.V.	Registered	T56976AR09	Indirect watch
Logotype	AR	25	2828706	2-6-2008.	2292571	4-6-2009.	4-6-2019.	ID & T Trademark B.V.	Registered	T56976AR25	Indirect watch
Logotype	BX	09, 25, 41	1158631	29-4-2008.	843278	9-5-2008.	29-4-2018.	ID & T Trademark B.V.	Registered	T56976BX00	Indirect watch
Logotype	CA	00	1397975	3-6-2008.				ID&Q Licenties B.V.	Pending	T56976CA00	Indirect watch
Logotype	CO	09			375894		26-3-2019.	ID & T Trademark B.V.	Registered	T56976CO09	Indirect watch
Logotype	CO	41			375848		26-3-2019.	ID & T Trademark B.V.	Registered	T56976CO41	Indirect watch
Logotype	IN	09, 25, 41	1691813	27-5-2008.	1691813	27-3-2010.	27-5-2018.	ID & T Trademark B.V.	Registered	T56976IN00	Indirect watch
Logotype	MX	41	958101	9-11-2009.	1137442	14-1-2010.	9-11-2019.	ID & T Trademark B.V.	Registered	T56976MX41	Indirect watch
Logotype	MY	09	8019127	23-9-2008.	8019127	29-4-2008.	29-4-2018.	ID & T Trademark B.V.	Registered	T56976MY09	Indirect watch
Logotype	MY	41	8019129	23-9-2008.	8019129	15-7-2010.	29-4-2018.	ID & T Trademark B.V.	Registered	T56976MY41	Indirect watch
Logotype	US	09, 25, 41	79063875	19-6-2008.	3761408	16-3-2010.	16-3-2020.	ID & T Trademark B.V.	Registered	T56976USWO	Indirect watch
Logotype	UY	09, 25, 41	395028	12-8-2008.	395028	11-8-2011.	11-8-2021.	ID & T Trademark B.V.	Registered	T56976UY00	Indirect watch
Logotype	AU (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	BY (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	CH (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	CN (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	EG (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	EU (WO)	09, 25, 41		19-6-2008,	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	GE (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	HR (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	MA (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	156976WO00	Indirect watch
Logotype	MC (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Logotype	MD (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	ME (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	MK (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	NO (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	RS (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	RU (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	SG (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	SM (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	TM (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	TR (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	UA (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	US (WO)	09, 25, 41		19-6-2008.	989507	19-6-2008.	19-6-2018.	ID & T Trademark B.V.	Registered	T56976WO00	Indirect watch
Logotype	ZA	09	2008/11695	22-5-2008.	2008/11695	22-5-2008.	22-5-2018.	ID & T Trademark B.V.	Registered	T56976ZA09	Indirect watch
Logotype	ZA	41	2008/11697	22-5-2008.	2008/11697	22-5-2008.	22-5-2018.	ID & T Trademark B.V.	Registered	T56976ZA41	Indirect watch
Logotype	AR	41	2609768	8-9-2005.	2123403	27-10-2006.	27-10-2016.	ID & T Trademark B.V.	Registered	T57107AR00	Indirect watch
Logotype	BR	09	826320783	28-4-2004.				ID & T Trademark B.V.	Pending	T56983BR09	Indirect watch
Logotype	BR	41	826320791	28-4-2004.	826320791	25-8-2009.	25-8-2019.	ID & T Trademark B.V.	Registered	T56983BR41	Indirect watch
Logotype	BX	09, 16, 25, 41	1040893	30-9-2003.	737370	30-9-2003.	30-9-2013.	ID&Q Licenties B.V.	Registered	T56983BX00	Indirect watch
Logotype	CA	00	1264565	12-7-2005.	829459	8-8-2012.	8-8-2027.	ID&Q Licenties B.V.	Registered	T56983CA00	Indirect watch
Logotype	CH	18, 21, 24, 25, 32, 33,	55443/2005	24-10-2005.	540124	22-11-2005.	24-10-2015.	ID & T Trademark B.V.	Registered	T56983CH00	Indirect watch
Logotype	EU	09, 16, 25, 41	4142014	29-11-2004.	4142014	22-2-2006.	29-11-2014.	ID & T Trademark B.V.	Registered	T56983EU00	Indirect watch
Logotype	IL	09	167805	5-11-2003.	167805	4-1-2005.	5-11-2013.	ID & T Trademark B.V.	Registered	T56983IL09	Indirect watch
Logotype	IL	16	167806	5-11-2003.	167806	3-11-2004.	5-11-2013.	ID & T Trademark B.V.	Registered	T56983IL16	Indirect watch
Logotype	IL	25	167807	5-11-2003.	167807	3-11-2004.	5-11-2013.	ID & T Trademark B.V.	Registered	T56983IL25	Indirect watch
Logotype	IL	41	167808	5-11-2003.	167808	4-1-2005.	5-11-2013.	ID & T Trademark B.V.	Registered	756983IL41	Indirect watch
Logotype	IN	09, 41	1391099	7-10-2005.	1391099	29-3-2008.	7-10-2015.	ID & T Trademark B.V.	Registered	T56983IN00	Indirect watch
Logotype	AU (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	CH (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	CN (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	DE (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	EG (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	156983WO00	Indirect watch
Logotype	FR (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	GB (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	IE (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	IS (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	IT (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	JP (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	MC (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	NO (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	PT (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	RO (WO)	09, 16, 25,41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	RU (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	SE (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	SG (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Logotype	TR (WO)	09, 16, 25, 41		28-10-2003.	814793	28-10-2003.	28-10-2013.	ID & T Trademark B.V.	Registered	T56983WO00	Indirect watch
Logotype	ZA	09	2005/14435	14-7-2005.	2005/14435	30-1-2009.	14-7-2015.	ID & T Trademark B. V.	Registered	T56983ZA09	Indirect watch
Logotype	ZA	41	2005/14436	14-7-2005.	2005/14436	11-11-2008.	14-7-2015.	ID & T Trademark B.V.	Registered	T56983ZA41	Indirect watch
Wordmark	BX	09, 16, 41	1099546	5-1-2006.	787318	6-1-2006.	5-1-2016.	ID&Q Licenties B.V.	Registered	T56972BX00	Not Interested
Wordmark	DE	09, 16, 41, 43	304714143	16-12-2004.	30471414	16-6-2005.	31-12-2014.	ID & T Trademark B.V.	Registered	T56972DE00	Not Interested
Device	BX	09, 25, 41	1158633	29-4-2008.	844046	7-8-2008.	29-4-2018.	ID & T Trademark B.V.	Registered	T56985BX00	Yes
Device	EU (WO)	09, 25, 41		2-7-2008.	971217	2-7-2008.	2-7-2018.	ID & T Trademark B.V.	Registered	T56985WO00	Yes
Logotype	AT	18, 21, 25, 32, 33, 34,	226001	21-9-2004.	226001	15-7-2005.	15-7-2015.	ID & T Trademark B.V.	Registered	T57117AT00	Not Interested
Logotype	CH	18, 21, 24, 25, 32, 33,	55439/2005	4-7-2005.	540123	22-11-2005.	4-7-2015.	ID & T Trademark B.V.	Registered	T57117CH00	Not Interested
Logotype	DE	18, 21, 24, 25, 32, 33,	30110090	12-7-2004.	30440090	31-3-2005.	31-7-2014.	ID & T Trademark B.V.	Registered	T57117DE00	Not Interested
Wordmark	BX	39, 41, 43	1176523	20-2-2009.	861334	11-5-2009.	20-2-2019.	ID & T Trademark B.V.	Registered	T56975BX00	Not Interested
Wordmark	EU (WO)	39, 41, 43		25-2-2009.	1000734	25-2-2009.	25-2-2019.	ID & T Trademark B.V.	Registered	T56975WO00	Not Interested
Wordmark	BR	41	830056092	13-2-2011.				ID & T Trademark B.V.	Pending	T56971BR41	Not Interested
Wordmark	BX	09, 16, 41	1099542	5-1-2006.	787317	6-1-2006.	5-1-2016.	ID&Q Licenties B.V.	Registered	T56971BX00	Not Interested
Wordmark	CA	00	1351162	11-6-2007.				ID&Q Licenties B.V.	Pending	T56971CA00	Not Interested
Wordmark	CH	09, 16, 25, 41, 43	60461/2005	19-12-2005.	544581	6-4-2006.	19-12-2015.	ID & T Trademark B.V.	Registered	T56971CH00	Not Interested
Wordmark	CL	41	790493	1-10-2007.	817038	20-5-2008.	20-5-2018.	ID & T Trademark B.V.	Registered	T56971CL41	Not Interested
Wordmark	DE	09, 25, 41	304718939	20-12-2004.	30471893.9	11-8-2005.	31-12-2014.	ID&T Licenties B.V.	Registered	T56971DE00	Not Interested
Wordmark	US	09, 16, 41	79030104	5-7-2006.	3476744	29-7-2008.	29-7-2018.	ID & T Trademark B.V.	Registered	T56971USWO	Not Interested
Wordmark	AT (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	CH (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	CN (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	CZ (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	DE (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	ES (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	FR (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	IT (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	LV (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	PT (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	RU (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	US (WO)	09, 16, 41		5-7-2006.	901536	5-7-2006.	5-7-2016.	ID & T Trademark B.V.	Registered	T56971WO00	Not Interested
Wordmark	DE	09, 16, 41, 43	304735280	29-12-2004.	30473528	28-7-2005.	31-12-2014.	ID & T Trademark B.V.	Registered	T57121DE00	Not Interested
Wordmark	WW							ID & T Trademark B.V.		@57633WWXX
Wordmark	BX	09, 16, 25, 41	927715	27-11-1998.	642913	27-11-1998.	27-11-2018.	ID&Q Licenties B.V.	Registered	T56918BX00	Not Interested
Wordmark	BX	09, 25, 35, 38, 41	1051279	8-3-2004.	752422	10-8-2004.	8-3-2014.	Q-Licenties V.O.F.	Registered	T57020BX00	Not Interested
Wordmark	BX	25, 35, 38, 41, 42	1015421	29-7-2002.	728464	29-7-2002.	29-7-2022.	Q-Licenties V.O.F.	Registered	T56994BX00	Not Interested
Wordmark	BX	09	1015416	29-7-2002.	728463	29-7-2002.	29-7-2022.	Q-Licenties V.O.F.	Registered	T57021BX00	Not Interested
Wordmark	BX	09, 25, 41	807071	26-11-1993.	541089	26-11-1993.	26-11-2013.	ID&Q Licenties B.V.	Registered	T56910BX00	Not Interested
Wordmark	BX	09, 16, 25, 41	1070794	2-2-2005.	769311	11-7-2005.	2-2-2015.	ID&Q Licenties B.V.	Registered	T56911BX00	Yes
Wordmark	AT (WO)	09, 25, 41		17-11-1993.	611672	17-11-1993.	17-11-2013.	ID & T Trademark B.V.	Registered	T57036WO00	Yes
Wordmark	CH (WO)	09, 25, 41		17-11-1993.	611672	17-11-1993.	17-11-2013.	ID & T Trademark B.V.	Registered	T57036WO00	Yes

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Wordmark	DE (WO)	09, 25, 41		17-11-1993.	611672	17-11-1993.	17-11-2013.	ID & T Trademark B.V.	Registered	T57036WO00	Yes
Wordmark	ES (WO)	09, 25, 41		17-11-1993.	611672	17-11-1993.	17-11-2013.	ID & T Trademark B.V.	Registered	T57036WO00	Yes
Wordmark	FR (WO)	09, 25, 41		17-11-1993.	611672	17-11-1993.	17-11-2013.	ID & T Trademark B.V.	Registered	T57036WO00	Yes
Wordmark	IT (WO)	09, 25, 41		17-11-1993.	611672	17-11-1993.	17-11-2013.	ID & T Trademark B.V.	Registered	157036WO00	Yes
Logotype	BX	09, 16, 25, 41	897926	18-7-1997.	625416	18-7-1997.	18-7-2017.	ID&Q Licenties B.V.	Registered	T56937BX00	Indirect watch
Wordmark	BX	09, 16, 25, 41	850992	16-6-1995.	574569	16-6-1995.	16-6-2015.	ID&Q Licenties B.V.	Registered	T56912BX00	Not Interested
Wordmark	BX	30, 32, 33	881949	6-11-1996.	595351	6-11-1996.	6-11-2016.	ID & T Trademark B.V.	Registered	T56913BX00	Not Interested
Wordmark	DE	09, 30, 32	396484700	7-11-1996.	396484700	11-3-1997.	30-11-2016.	ID&Q Licenties B.V.	Registered	T56913DE00	Not Interested
Logotype	BX	16, 35, 41	1070116	20-1-2005.	769127	11-7-2005.	20-1-2015.	Q-Licenties V.O.F.	Registered	T56996BX00	Not Interested
Logotype	DE (WO)	16, 35, 41		22-9-2005.	872787	22-9-2005.	22-9-2015.	Q-Licenties V.O.F.	Registered	T56996WO00	Not Interested
Wordmark	AR	41	3178008	17-7-2012.				ID&Q Licenties B.V.	Pending	T56915AR41	Yes
Wordmark	BR	09	840061838	20-3-2012.				ID&Q Licenties B.V.	Pending	T56915BR09	Yes
Wordmark	BR	25	840061811	20-3-2012.				ID&Q Licenties B.V.	Pending	T56915BR25	Yes
Wordmark	BR	41	831141867	20-10-2011.				ID&Q Licenties B.V.	Pending	T56915BR41	Yes
Wordmark	BX	09, 16, 41	1075054	7-4-2005.	773088	12-9-2005.	7-4-2015.	ID&Q Licenties B.V.	Registered	T56915BX00	Yes
Wordmark	CA	41	1586137	13-7-2012.				ID&Q Licenties B.V.	Pending	T56915CA00	Yes
Wordmark	EU	09, 25, 41	10137628	20-7-2011.	10137628	30-11-2011.	20-7-2021.	ID&Q Licenties B.V.	Registered	T56915EU00	Yes
Wordmark	MX	41	1308436	13-9-2012.				ID&Q Licenties B.V.	Pending	T56915MX41	Yes
Wordmark	DE (WO)	09, 16, 41		27-9-2005.	866653	27-9-2005.	27-9-2015.	ID&Q Licenties B.V.	Registered	T56915WO00	Yes
Wordmark	ES (WO)	09, 16, 41		27-9-2005.	866653	27-9-2005.	27-9-2015.	ID&Q Licenties B.V.	Registered	156915WO00	Yes
Logotype	EU	09, 25, 41	10951515	8-6-2012.				ID&Q Licenties B.V.	Pending	T58496EU00	Indirect watch
Logotype	US	41	85/676,620	13-7-2012.				ID&Q Licenties B.V.	Pending	T58496US00	Indirect watch
Wordmark	BX	09, 16, 25, 41	959849	15-3-2000.	676517	15-3-2000.	15-3-2020.	ID&Q Licenties B.V.	Registered	T56916BX00	Not Interested
Wordmark	CL	41	820498	19-5-2008.	865963	10-11-2009.	10-11-2019.	ID & T Trademark B.V.	Registered	T56916CL41	Not Interested
Wordmark	AU (WO)	09, 41		14-11-2007.	947477	14-11-2007.	14-11-2017.	ID&Q Licenties B.V.	Registered	T56916WO00	Not Interested
Wordmark	EU (WO)	09, 41		14-11-2007.	947477	14-11-2007.	14-11-2017.	ID&Q Licenties B.V.	Registered	T56916WO00	Not Interested
Wordmark	PL (WO)	09, 41		14-11-2007.	947477	14-11-2007.	14-11-2017.	ID&Q Licenties B.V.	Registered	T56916WO00	Not Interested
Wordmark	BX	09, 41	1183800	24-6-2009.	865201	28-6-2011.	24-6-2019.	ID & T Trademark B.V.	Registered	T56984BX00	Not Interested
Logotype	BX	09, 16, 25, 41	1071688	15-2-2005.	769763	11-7-2005.	15-2-2015.	ID&Q Licenties B.V.	Registered	T56933BX00	Not Interested
Logotype	BX	09, 25, 41	1252614	10-8-2012.				ID&Q Licenties B.V.	Pending	T58584BX00	No
Wordmark	DE	09, 16, 41, 43	304735272	29-12-2004.	30473527	28-7-2005.	31-12-2014.	ID & T Trademark B.V.	Registered	T57120DE00	Not Interested
Wordmark	EU	09, 25, 41	7605777	17-2-2009.	7605777	12-1-2010.	17-2-2019.	ID & T Trademark B.V.	Registered	T56988EU00	Not Interested
Wordmark	BX	09, 25, 41	1163570	18-7-2008.	848062	14-10-2008.	18-7-2018.	ID&Q Licenties B.V.	Registered	T56917BX00	No
Wordmark	US	41	85/557358	1-3-2012.				ID&Q Licenties B.V.	Pending	T56917US00	No
Wordmark	AU (WO)	09, 25, 41		4-8-2008.	982597	4-8-2008.	4-8-2018.	ID&Q Licenties B.V.	Registered	T56917WO00	No
Wordmark	EU (WO)	09, 25, 41		4-8-2008.	982597	4-8-2008.	4-8-2018.	ID&Q Licenties B.V.	Registered	T56917WO00	No
Logotype	BX	09, 25, 35, 38, 41, 42	1048844	29-1-2004.	750441	12-7-2004.	29-1-2014.	Q-Licenties V.O.F.	Registered	T56997BX00	Not Interested
Wordmark	BX	25, 35, 38, 41, 42	1015417	29-7-2002.	718616	29-7-2002.	29-7-2022.	Q-Licenties V.O.F.	Registered	T56998BX00	Not Interested
Wordmark	AT (WO)	09, 25, 35, 38, 41		17-1-2006.	878554	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T56998WO00	No
Wordmark	CH (WO)	09, 25, 35, 38, 41		17-1-2006.	878554	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T56998WO00	No
Wordmark	DE (WO)	09, 25, 35, 38, 41		17-1-2006.	878554	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T56998WO00	No
Wordmark	FR (WO)	09, 25, 35, 38, 41		17-1-2006.	878554	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T56998WO00	No
Wordmark	GB (WO)	09, 25, 35, 38, 41		17-1-2006.	878554	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T56998WO00	No
Wordmark	PL (WO)	09, 25, 35, 38, 41		17-1-2006.	878554	17-1-2006.	17-1-2016.	Q-Licenties V.O.F.	Registered	T56998WO00	No

Type	Country	Classes	Appl. No.	Appl.date	Reg.No.	Reg.date	Ren.date	Applicant	Status	Case No.	Watch
Wordmark	BX	09	1015419	29-7-2002.	719876	29-7-2002.	29-7-2022.	Q-Licenties V.O.F.	Registered	T56999BX00	Not Interested

Exhibit B

Exhibit B

ID&T USA LLC Preliminary Event Budgets 2013

	New York 1 + 2	Miami	LA	San Francisco	Canada/Toronto	Mysteryland	Dirty Dutch	Play	One	Defqon1	Olimax/Xqlusive	Total
Visitor Numbers	2 events	1 event	1 event	1 event	1 event	3 days	1 event	1 event	1 Day	2 day	1 day
Regular Tickets	19,800	13.500	13.500	13.500	18.500	15.00	5.000	5.000	30.000	7.500	5.000	146.300
Deluxe Tickets	2,200	1.500	1.500	1.500	1.500	—	—	—	—	500	500	6.200
Total	22,000	15.000	15.000	15.000	20.000	15.000	5.000	5.000	30.000	7.500	5.500	155.000
Ticket Prices						camping ticket				camping ticket
Regular Tickets	$150,00	$125.00	$125.00	$125.00	$125.00	$260.00	$55.00	$55.500	$90.00	$150.00	$80.00	$21.270.00
Deluxe Tickets	$250,00	$250.00	$250.00	$250.00	$250.00	$—	$—	$—	$—	$225.00	$175.00	$1.012.500
Total
P&L

Revenues
Ticket Revenues	$3,520,000	$2.062.500	$2.062.500	$2.062.500	$2.687.500	$3.900.000	$275.000	$275.000	$2.700.000	$1.237.500	$487.500	$21.270.00
Food & Beverage	$—	$—	$—	$—	$—	$225.000	$75.000	$75.000	$450.000	$112.500	$75.00	$1.012.500
License Fee												$—
Sponsoring	$350,000	$350.000	$350.00	$350.00	$2.000.000	$150.000	$50.000	$50.000	$300.00	$	$	$3.950.000
Total	$3,870,000	$2.412.500	$2.412.500	$2.412.500	$4.687.500	$4.275.000	$400.000	$400.000	$3.450.000	$1.350.000	$562.500	$26.232.500
Expenses
Artists	$200,000	$150.000	$150.000	$150.000	$200.000	$879.800	$—	$—	$—	$—	$—	$1.729.800
Marketing	$300,000	$300.000	$300.000	$300.000	$300.000	$439.900	$—	$—	$—	$—	$—	$1.939.900
Venue Rent/operational expenses	$225,000	$225.000	$225.000	$225.000	$400.000	$219.950	$—	$—	$—	$—	$—	$1.319.950
Food & Beverage*	$	$—	$—	$—	$—		—	—	—	—	—	—
Technical production	$400,00	$350.00	$350.000	$350.000	$450.00	$1.759.600	$—	$—	$—	$—	$—	$3.359.600
Site Production	$300,000	$200.00	$200.000	$200.000	$200.000	$439.900	$—	$—	$—	$—	$—	$1.539.900
Show Amortization	$100,000	$50.000	$50.000	$50.000	$100.000	$109.975	$—	$—	$—	$—	$—	$459.975
Crowd Services	$300,000	$225.000	$225.000	$225.000	$300.000	$329.925	$—	$—	$—	$—	$—	$1.604.925
Overhead & Insurance	$26,250	$26.250	$26.250	$26.250	$26.250	$153.965	$—	$—	$—	$—	$—	$285.215
Music rights / totals	$35,650	$17.825	$17.825	$17.825	$80.625	$65.985	$300.000	$350.000	$3.300.000	$1.750.000	$700.000	$6.635.735
License fee for IP use	$300,00	$150.000	$150.000	$150.000	$150.000	$300.000	$—	$—	$150.00	$—	$—	$1.350.000
Total	$2,186,900	$1.694.075	$1.694.075	$1.694.075	$2.203.875	$4.699.000	$300.000	$350.000	$3.450.000	$1.750.000	$700.000	$20.725.000

PROFIT / LOSS	$1,683,100	$718.425	$718.425	$718.425	$2.480.625	$(424.000)	$100.00	$50.00	$—	$(400.000)	$(137.500)	$5.507.500

ID&T USA LLC Preliminary Event Budgets 2014

	New York 1 + 2	Miami	LA	San Francisco	Canada/Toronto	Mysteryland	Dirty Dutch	Play	One	Defqon1	Olimax/Xqlusive	Total
Visitor Numbers	2 events	1 event	1 event	1 event	1 event	3 days	2 event	2 event	2 Day	2 day	1 day
Regular Tickets	19.800	13.500	13.500	13.500	20.500	25.000	12.500	12.500	55.000	12.500	7.500	205.800
Deluxe Tickets	2.200	1.500	1.500	1.500	2.00	—	—	—	—	750	750	10.200
Total	22.000	15.000	15.000	15.000	22.50	25.000	12.500	12.500	55.000	12.500	8.250	215.250
Ticket Prices						camping ticket				camping ticket
Regular Tickets	$154.50	$128.75	$128.75	$128.75	$128.75	$275.00	$56.65	$56.65	$95.00	$155.00	$85.00
Deluxe Tickets	$257.50	$257.50	$257.50	$257.50	$257.50	$—	$—	$—	$—	$230.00	$180.00
Total
P&L

Revenues
Ticket Revenues	$3.625.600	$2.124.375	$2.124.375	$2.124.375	$3.154.375	$6.875.000	$708.125	$708.125	$5.225.000	$1.110.000	$722.500	$29.551.850
Food & Beverage	$—	$—	$—	$—	$—	$375.000	$187.500	$187.500	$825.000	$187.500	$117.500	$1.875.900
License Fee												$—
Sponsoring	$350,000	$350.000	$350.000	$350.000	$2.100.00	$250.000	$125.000	$125.000	$550.000	$50.000	$25.000	$4.625.000
Total	$3.975.600	$2.474.375	$2.474.375	$2.474.375	$5.754.375	$7.500.000	$1.020.625	$1.020.625	$6.600.000	$2.347.500	$910.000	$36.051.850
Expenses
Artists	$206.000	$154.500	$154.500	$154.500	$206.000	$1.250.000	$—	$—	$—	$—	$—	$2.125.500
Marketing	$309.000	$309.000	$309.000	$309.000	$309.000	$500.000	$—	$—	$—	$—	$—	$2.045.000
Venue Rent/operational expenses	$231.750	$231.750	$231.750	$231.750	$412.000	$300.00	$—	$—	$—	$—	$—	$1.619.000
Food & Beverage*	$—	$—	$—	$—	$—	—	—	—	—	—	—	—
Technical production	$412.000	$360.500	$360.500	$360.500	$463.500	$2.500.000	$—	$—	$—	$—	$—	$4.457.000
Site Production	$309.00	$206.000	$206.000	$206.000	$206.000	$550.000	$—	$—	$—	$—	$—	$1.683.000
Show Amortization	$103.00	$51.500	$51.500	$51.500	$103.000	$150.000	$—	$—	$—	$—	$—	$510.500
Crowd Services	$309.00	$231.750	$231.750	$231.750	$309.000	$500.000	$—	$—	$—	$—	$—	$1.813.250
Overhead & Insurance	$27.038	$27.038	$27.038	$27.038	$27.038	$200.000	$—	$—	$—	$—	$—	$335.100
Music rights / totals	$36.720	$18.360	$18.360	$18.360	$83.044	$85.000	$500.000	$600.000	$5.500.000	$2.000.000	$750.000	$9.603.843
License fee for IP use	$300.000	$150.000	$150.000	$150.000	$150.000	$300.000	$—	$—	$300.000	$300.000	$150.000	$1.950.000
Total	$2.243.507	$1.740.397	$1.740.397	$1.740.397	$2.268.581	$6.335.000	$500.00	$600.000	$5.800.000	$2.300.000	$900.000	$26.168.280

PROFIT / LOSS	$1.732.093	$733.978	$733.978	$733.978	$2.985.794	$1.165.000	$520.625	$420.625	$800.000	$47.500	$10.000	$9.883.570

ID&T USA LLC Preliminary Event Budgets 2015

	New York 1 + 2	Miami	LA	San Francisco	Canada/Toronto	Mysteryland	Dirty Dutch	Play	One	Defqon1	Olimax/Xqlusive	Total
Visitor Numbers	2 events	1 event	1 event	1 event	1 event	3 days	3 event	3 event	2 Day	3 day	1 day
Regular Tickets	19.800	13.500	13.500	13.500	27.500	35.000	22.500	22.500	80.000	20.000	12.500	275.300
Deluxe Tickets	2.200	1.500	1.500	1.500	2.500	—	—	—	—	1.000	1.000	11.200
Total	22.000	15.000	15.000	15.000	25.00	35.000	22.500	22.500	80.000	20.000	13.500	285.500
Ticket Prices						camping ticket				camping ticket
Regular Tickets	$159.14	$132.61	$132.61	$132.61	$132.61	$290.00	$58.35	$58.35	$99.00	$225.00	$90.00
Deluxe Tickets	$265.23	$265.23	$265.23	$265.23	$265.23	$—	$—	$—	$—	$300.00	$180.00

P&L

Revenues
Ticket Revenues	$3.734.368	$2.188.106	$2.188.106	$2.188.106	$3.646.844	$10.150.000	$1.312.864	$1.312.864	$7.920.000	$4.800.000	$1.305.000	$40.746.258
Food & Beverage	$—	$—	$—	$—	$—	$525.000	$337.500	$337.500	$1.200.000	$300.000	$187.500	$2.887.500
License Fee												$—
Sponsoring	$350,000	$350.000	$350.000	$350.000	$2.200.000	$350.000	$225.00	$225.00	$800.000	$75.000	$25.000	$5.300.000
Total	$4.084.368	$2.538.106	$2.538.106	$2.538.106	$5.846.844	$11.025.000	$1.875.364	$1.875.364	$9.920.000	$5.175.000	$1.517.500	$48.933.758
Expenses
Artists	$212.180	$159.135	$159.135	$159.135	$212.180	$1.500.000	$—	$—	$—	$—	$—	$2.401.765
Marketing	$316.270	$318.270	$318.270	$318.270	$318.270	$500.000	$—	$—	$—	$—	$—	$2.037.350
Venue Rent/operational expenses	$238.703	$238.703	$238.703	$238.703	$424.360	$400.000	$—	$—	$—	$—	$—	$1.779.170
Food & Beverage*	$—	$—	$—	$—	$—	—	—	—	—	—	—	—
Technical production	$424.360	$371.315	$371.315	$371.315	$477.405	$3.000.000	$—	$—	$—	$—	$—	$5.015.710
Site Production	$318.270	$212.180	$212.180	$212.180	$212.180	$660.000	$—	$—	$—	$—	$—	$1.816.990
Show Amortization	$105.090	$53.045	$53.045	$53.045	$106.090	$175.000	$—	$—	$—	$—	$—	$546.315
Crowd Services	$318.270	$236.703	$236.703	$236.703	$318.270	$600.000	$—	$—	$—	$—	$—	$1.952.648
Overhead & Insurance	$27.849	$27.849	$27.849	$27.849	$27.649	$250.000	$—	$—	$—	$—	$—	$389.243
Music rights / totals	$37.821	$18.911	$18.911	$18.911	$85.535	$100.000	$750.00	$850.000	$7.500.000	$3.000.000	$1.100.000	$13.480.088
License fee for IP use	$300.000	$150.000	$150.000	$150.000	$150.000	$300.000	$—	$—	$300.000	$300.000	$150.000	$1.950.000
Total	$2.301.812	$1.788.109	$1.788.109	$1.788.109	$2.332.139	$7.475.000	$750.00	$850.000	$7.800.000	$3.300.000	$1.250.000	$31.423.274

PROFIT / LOSS	$1.787.556	$749.997	$749.997	$749.997	$3.514.705	$3.550.000	$1.125.364	$1.025.364	$2.120.000	$1.875.000	$267.500	$17.510.480

Family van Straaien	Month		1st year	2nd year	total	remarks
House (westchester rye)	$9.000,00		$180.000,00	$180.000,00		approx
Utilities	$500,00		$6.000,00	$6.000,00
Compensation Salary Renate	$6.000,00		$72.000,00	$72.000,00		Gross including holiday allowance and pension compensation, excluding car
Costs Elementairy School (1 child in 2012/2013.2 childs in 2013/2014)			$—	$—
Cost kindergarten, 2,5 days a week ($ 50 a day per child)	$525,00		$12.600,00	$6.300,00		2nd year I have two kids on elementairy
Travel family (700 per ticket based on direct economy flights to edam)			$7.000,00	$7.000,00
Commute costs train NYC VV	$299,00		$3.588,00	$3.588,00
Dutch School			$6.000,00	$6.000,00
Moving costs NI-NYC and W			$8.500,00	$8.500,00
Visa			PM	PM
Insurances			$22.152,00	$22.152,00
Telephone/internet	$150,00		$1.800,00	$1.800,00
Leasecar (or buy one)	$1.500,00		$18.000,00	$18.000,00
Onetime allowance to furniture the house (curtains, paint, furniture etc)			$15.000,00	$15.000,00
accountant / tax consultants			$1.500,00	$1.000,00
tax equilization / deal difference			PM	PM
	minus cars		$(18.000,00)	$(18.000,00)
	minus own costs		$(3.600,00)	$(3.600,00)
	total		$260.540,00	$253.740,00	$514.280,00

Jeroen Jansen / Anna toile Lebens	Month		1st year	2nd year		remarks
House (manhattan most village - 3 room appartememt)	$6.500,00		$78.000,00	$78.000,00
Utilities	$500,00		$6.000.00	$6.000,00		approx
Travel 700 per ticket based on direct economy flights to adam			$2.800,00	$2.800,00
Commute costs subways/train	$100,00		$1.200,00	$1.200,00
Moving costs NL-NYC and W			$3.000,00	$3.000,00
Visa			PM	PM
Insurances			$20.455,00	$20.455,00
Telephone/Internet	$150,00		$1.800,00	$1.800,00
car rent	$1.000,00		$12.000,00	$12.000,00		is already in overhead budget NL
Onetime allowance to furniture the house (curtains, paint, furniture etc)			$7.500,00	$7.500,00		average = depends on the status of the house, partly or not furnished.
accountant / tax consultants			$1.500,00	$1.000,00
tax equilization / deal difference			PM	PM
	minus cars	(12.000,00)	$(12.000,00)	$(12.000,00)
	minus own costs	(2.400,00)	$(2.400,00)	$(2.400,00)
	total	119.855,00	$119.855,00	$119.855,00	$239.210,00

			total dollars	$753.490,00
	rate	0,793650794	total euros	€598.007,94

			budget use 2012	€110.000,00
			budget use 2013	€200.000,00
			budget use 2014	€200.000,00
			total	€510.000,00

			not in budget	€(88.007,94)
			per year	€(35.203,17)

Katherine
housing allowance per month	$1.300,00

Extra Dutch Crew etc
housing allowance per month	$5.000,00

ID&T USA LLC Overheads

	2011 actuals		2012 forecast	2013 forecast	2014 forecast	2015 forecast
Base Employee Benefits	$		$369.523	$1.621.620	$2.035.409	$1.578.159
Additional Employee Benefits (housing etc)	$		$87.349	$430.828	$310.913	$200.000
Rent		$58.371	$82.050	$60.000	$63.000	$66.150
Office expenses		$19.397	$10.500	$15.000	$15.750	$16.538
Transportation/travel expenses		$39.382	$6.000	$75.000	$100.000	$105.000
Sales & Marketing		$1.664	$6.000	$75.000	$78.750	$82.688
Interest & banking fees		$14.362	$5.000	$10.000	$10.500	$11.025
General expenses		$77.812	$6.000	$20.000	$21.000	$22.050
Amortization & depreciation		$174	$500	$4.000	$4.200	$4.410
TOTAL		$211.162	$572.922	$2.311.448	$2.639.522	$2.086.019
		€167.589	€454.700	1.834.483	€2.094.858	€1.655.570

Employees	In Service	Function	2011 forecast	2012 forecast		2013 forecast		2014 forecast		2015 forecast
Mr. D. Stutterheim (Dutch)	jan-12 till 30 jun-12	President / Founder	$—		$215.488	$		$		$—
Mr. R. van Straalen (Dutch)	nov-12	CEO	$—		$45.360		$272.160		$280.325	$—
Mr. J. Janssen (Dutch)	nov-12	CCO	$—		$37.800		$226.800		$233.604	$—
Mrs. L. Lebens (Dutch	nov-12	Marketing & Communications Manager	$—		$11.340		$68.040		$70.081	$—
Mrs. K. van Liempt (US Citizen)	sep-12	Project Manager Sensation	$—		$22.680		$68.040		$70.081	$72.184
TBD - Dutch Crew	jan-13	Project Manager Sensation	$—		$—		$68.040		$70.081	$—
TBD - US Crew	jan-14	Project Manager Sensation	$—		$—	$			$60.000	$061.800
TBD - US Crew	july-14	Managing Director ID&T USA	$—	$		$			$100.000	$200.000
TBD - US Crew (Philip Blaine?)	okt-12	Project Director Mysteryland/Creative director	$—		$31.185		$124.740		$128.482	$132.330
TBD - US Crew	jan-13	Production Manager	$—		$—		$102.060		$105.122	$108.275
TBD - US Crew	jan-13	Sales & Partnership Manager	$—		$—		$102.060		$105.122	$108.275
TBD - US Crew	jan-13	Crowd Services & Venues Manager	$—	$			$79.380		$81.761	$84.214
TBD - US Crew	jan-13	Junior Sales & Partnership Manager / F&B	$—	$			$56.700		$58.401	$60.153
TBD - US Crew	jan-13	Junior Production Manager / 2d Design	$—	$			$56.700		$58.401	$60.153
TBD - US Crew	nov-12	Office & Ticketing Supervisor	$—		$5.670		$34.020		$35.041	$36.092
TBD - US Crew	jan-13	Bookings Manager	$—		$—		$56.700		$58.401	$60.153
TBD - US Crew	july-13	Finance Manager/Budget controller	$—		$—		$34.020		$70.081	$72.184
TBD - US Crew	jan-13	Adminstration	$—		$—		$56.700		$58.401	$60.153
TBD - US Crew	jan-13	webdesign / content design	$—		$—		$56.700		$58.401	$60.153
TBD - US Crew	jan-14	TBD	$—		$—	$			$56.700	$58.401
TBD - US Crew	jan-14	TBD	$—		$—	$			$56.700	$58.401
TBD - US Crew	jan-13	Project Manager Q-dance	$—		$—		$79.380		$81.761	$84.214
TBD - US Crew	jan-14	Project Manager Play / Dirty Dutch / One	$—		$—	$			$56.700	$116.802
TBD - US Crew	jan-13	Project Manager Play / Dirty Dutch / One	$—	$			$79.380		$81.761	$84.214
		TOTAL	$—		$369.523		$1.621.620		$2.035.409	$1.578.159

ID&T USA LLC P&L

	2011 actuals	2012 forecast		2013 forecast		2014 forecast		2015 forecast
CONTRIBUTION MARGIN
Gross revenues	$—		$—		$26.232.500		$36.051.850		$48.933.758
Direct expenses	$—		$—		$20.725.000		$26.168.280		$31.423.278
Contribution margin	$—		$—		$5.507.500		$9.883.570		$17.510.480
OVERHEADS
Employee Benefits	—		$369.523		$1.621.620		$2.035.409		$1.578.159
Additional Employee Benefits	—		$87.349		$430.828		$310.913		$200.000
Rent	58.371		$82.050		$60.000		$63.000		$66.150
Office expenses	19.397		$10.500		$15.000		$15.750		$16.538
Transportation	39.382		$6.000		$75.000		$100.000		$105.000
Sales & Marketing	01.664		$6.000		$75.000		$78.750		$82.688
Interest & banking fees	14.362		$5.000		$10.000		$10.500		$11.025
General expenses	77.812		$6.000		$20.000		$21.000		$22.050
Amortization & depreciation	174.000		$500		$4.000		$4.200		$4.410
Total Overheads	$211.162		$572.922		$2.311.448		$2.639.522		$2.086.019
		$		$		$		$
Result from operations	$-211.162		$(572.922)		$3.196.052		$7.244.048		$15.424.461
CIT		$			$1.598.026		$3.622.024		$7.712.231
Net Income	$(211.162)		$(572.922)		$1.598.026		$3.622.024		$7.712.231
	(167.589)		€(454.700)		€1.268.274		€2.874.622		€6.120.818